UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )
Filed by the Registrant ☒    Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AVADEL PHARMACEUTICALS PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Avadel Pharmaceuticals plc
Ten Earlsfort Terrace
Dublin 2 D02 T380
Ireland
NOTICE OF 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on July 29, 2025, at 10:00 a.m. (Irish Standard Time)
To Our Shareholders:
You are cordially invited to attend the annual general meeting of shareholders (the “Meeting”) of Avadel Pharmaceuticals plc (the “Company”) to be held July 29, 2025, at 10:00 a.m. (Irish Standard Time) at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, for the following purposes:
1.
By separate resolutions, to elect the following seven current Directors: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk, Peter J. Thornton and Dr. Naseem S. Amin to the Board of Directors; each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders (“Proposal 1”);

2.
To ratify, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2025, and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting firm remuneration (“Proposal 2”); and

3.
To transact such other business as may properly be brought before the Meeting and any adjournments or postponements of the Meeting.

Proposals 1 and 2 are ordinary resolutions, requiring a majority of the votes cast in person or by proxy at the Meeting to be cast in favor of the resolution in order to be approved.
During the Meeting, following a review of the Company’s affairs, the Company’s management will also present for consideration the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2024, along with the related directors’ and independent auditor’s reports. There is no requirement under Irish law that the Irish Statutory Financial Statements be approved by the shareholders, and no such approval will be sought at the Meeting.
This notice of the Meeting and accompanying proxy materials will first be made available to you on or about June 18, 2025 as a holder of record of the Company’s ordinary shares as of 5:00 p.m. (Irish Standard Time) on May 15, 2025.
If you held ordinary shares as a registered holder as of 5:00 p.m. (Irish Standard Time) on May 15, 2025, the record date established by the Board of Directors, you will be eligible to vote at the Meeting. You may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer, or Thomas S. McHugh, our Chief Financial Officer, each with full power of substitution) and by submitting such proxy by means of (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials to return the enclosed proxy card properly signed and dated (which will be forwarded to the Company’s registered address) or by delivering the proxy card (or proxy in the form set out in section 184 of the Irish Companies Act 2014 (the “Companies Act”)) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to have instructed the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. If you wish to appoint as proxy any person other than the Company’s proxy designees, please contact the Company Secretary at our registered office; your nominated proxy must attend the Meeting in person in order for your votes to be cast. Registered holders of ordinary shares who vote by submitting their proxy card by mail (or by delivering it (or a proxy in the form set out in section 184 of the Companies Act) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland), online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card, voted online or e-mailed to the address stated on the card by 10:00 a.m. (Irish Standard Time) on July 28, 2025.
Enclosed with this Proxy Statement are (i) a proxy card and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, enclosed is a copy of the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2024, along with the related directors’ and independent auditor’s reports. Additional copies of these materials may be obtained without charge by writing to the Company Secretary of Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, or downloaded from our website at www.Avadel.com.
We intend to use the Internet as the primary means of providing our proxy materials to shareholders in connection with the Meeting. As a result, certain shareholders may not receive paper copies of our proxy materials. We intend to mail shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and for voting via the Internet. The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy and/or download a copy of our Proxy Statement, form of proxy card, our Annual Report on Form 10-K for fiscal year 2024, and our Irish Statutory Financial Statements for the financial year ended December 31, 2024, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card; and information on how to attend the Meeting and vote in person.
Your vote is very important.   The Company encourages you to read the Proxy Statement and the accompanying materials and to vote your shares as promptly as possible.
Please note that in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of directors. You may revoke your proxy at any time before the vote is taken by delivering to the Company Secretary a written revocation, submitting a proxy with a later date (but to be received by 10:00 a.m. (Irish Standard Time) on July 28, 2025) or by voting your shares in person at the Meeting, in which case your prior proxy will be disregarded. Please note that voting in advance in any of the ways described will not prevent a holder of ordinary shares from attending the Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.
By Order of the Board,
/s/ Jerad G. Seurer

Jerad G. Seurer
General Counsel & Corporate Secretary
Dublin, Ireland
June 18, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2025
We are mailing to holders of our ordinary shares a Notice of Internet Availability of Proxy Materials (which we refer to as a “Notice”), rather than mailing a full paper set of the materials. The Notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. This process is more environmentally friendly and reduces our costs to print and distribute these materials. All holders of ordinary shares who do not receive such a Notice, including shareholders who have previously requested to receive a paper copy of the materials, will receive a full set of paper proxy materials by U.S. mail or other form of delivery if outside the United States.
Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating, and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the Internet, you help us reduce postage and proxy tabulation costs. Please do not return the enclosed paper ballot if you are voting over the Internet.
As provided in the Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, will be available online at www.Avadel.com and on the website address designated on the Notice. The Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2024, along with the related directors’ and independent auditor’s reports, will be available online at www.Avadel.com and at www.envisionreports.com/AVDL prior to the date of the Meeting.
To obtain directions to the offices of Arthur Cox so that you can attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact in writing at Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attn: Investor Relations.
IT IS IMPORTANT THAT YOU VOTE PROMPTLY, OR IF YOU VOTE BY MEANS OF A PROXY, THAT SUCH PROXY BE RETURNED PROMPTLY AND IN ANY EVENT BY 10:00 A.M. (IRISH STANDARD TIME) ON JULY 28, 2025.
IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD, OR VOTE VIA THE INTERNET, AS APPLICABLE. YOUR PROXY CARD MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD OR E-MAILED TO THE ADDRESS STATED ON THE CARD BY NO LATER THAN 10:00 A.M. (IRISH STANDARD TIME) ON JULY 28, 2025.
IF YOU WISH, YOU MAY REVOKE YOUR PROXY CARD AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY DELIVERING TO THE COMPANY SECRETARY A WRITTEN REVOCATION, SUBMITTING A PROXY WITH A LATER DATE (BUT TO BE RECEIVED BY 10:00 A.M. (IRISH STANDARD TIME) ON JULY 28, 2025) OR BY VOTING YOUR SHARES IN PERSON AT THE MEETING, IN WHICH CASE YOUR PRIOR VOTE WILL BE DISREGARDED.

i

Avadel Pharmaceuticals plc
Ten Earlsfort Terrace
Dublin 2 D02 T380
Ireland

PROXY STATEMENT
2025 Annual General Meeting of Shareholders
General
This Proxy Statement and the accompanying materials are being furnished to you by the Board of Directors (the “Board”) of Avadel Pharmaceuticals plc (“Avadel,” the “Company,” “we,” “us,” “our” or similar terms) to solicit your proxy to vote your shares at our 2025 annual general meeting of shareholders (the “Meeting”), or at any adjournments or postponements thereof. The materials accompanying this Proxy Statement are (i) a proxy card and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”). In addition, we enclose together with this Proxy Statement, a copy of the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2024, along with the related directors’ and independent auditor’s reports.
The Board has designated the offices of Arthur Cox LLP, located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, as the place of the Meeting. The Meeting will be called to order at 10:00 a.m. (Irish Standard Time), July 29, 2025. To obtain directions to attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact in writing at Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attn: Investor Relations.
Voting and Board Recommendations
Shares.   As of May 15, 2025, there were 96,892,985 ordinary shares issued and outstanding. All registered holders of ordinary shares at 5:00 p.m. (Irish Standard Time) on May 15, 2025, the record date established by the Board (the “Record Date”), may vote at the Meeting. Each ordinary share owned as of the Record Date is entitled to one vote on each matter properly presented at the Meeting.
Attendance.   Registered holders may attend the Meeting in person or by appointing a proxy.
Voting.   Registered holders may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer or Thomas S. McHugh, our Chief Financial Officer, each with full power of substitution) and by submitting such proxy by means of (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials to return the enclosed proxy card properly signed and dated or by delivering the proxy card (or proxy in the form set out in section 184 of the Companies Act) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials (which will be forwarded to the Company’s registered address); or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to have instructed the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. The Company intends to first mail or make available printed versions of this Proxy Statement and the accompanying materials to its shareholders on or about June 18, 2025. Registered holders of ordinary shares who vote by submitting their proxy card by mail (or by delivering it (or proxy in the form set out in section 184 of the Companies Act) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland), online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card or e-mailed to the address stated on the card by 10:00 a.m. (Irish Standard Time) on July 28, 2025.
Please follow the instructions set forth in the notice in order to access your proxy card. The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement, form of proxy card, our Annual Report on Form 10-K for fiscal year 2024, and our Irish Statutory Financial Statements for the financial year ended December 31, 2024, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card; information on how to vote by Internet, mail or e-mail; and information on how to attend the meeting and vote in person. All registered holders as of the record date will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in such Notice, including an option to request paper copies of future proxy materials. We will mail this Proxy Statement, together with the accompanying form of proxy card, and Notice of Annual General Meeting of Shareholders, to those shareholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials within three business days of request.
In accordance with the Company’s memorandum and articles of association (the “Company’s Constitution”), shareholders who are registered on the register maintained on behalf of the Company at 5:00 p.m. (Irish Standard Time) on the Record Date will be entitled to attend and vote at the Meeting.
If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your proxy card by mail, online or e-mail, or by granting your voting proxy directly to the Company’s proxy designees or to any other person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter. If you are a registered holder of ordinary shares and you grant your proxy directly to the Company’s proxy designees but do not provide specific voting instructions, such ordinary shares will be voted in accordance with the recommendations of the Board. If you are a registered holder and appoint a proxy to vote your shares, whether you submit your proxy by mail, online or e-mail, and you abstain from voting as to any matter, your ordinary shares will be treated as abstentions on such matters and will have no effect on the outcome of any such matter. For such purposes, your ordinary shares will be treated as abstentions with respect to any matter if (A) you appoint the Company’s proxy designees as your proxy and you expressly abstain with respect to such matter, or (B) you appoint a person other than the Company’s proxy designees to act as your proxy, you fail to give such person instructions as to such matter and such person uses his or her discretion as your proxy to abstain from voting as to such matter.
If you are a beneficial holder of ordinary shares and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares to be voted, the broker or other securities intermediary will not be able to vote your shares with respect to certain of the proposals at the Meeting.
If you hold your shares, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares will not be voted with respect to the matters as to which you did not provide voting instructions.
With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders.
Quorum and Vote Required under Irish Law
In accordance with the Company’s Constitution, the presence, in person or by proxy, of five or more registered holders holding or representing by proxy at least a majority of the voting power of the Company constitutes a quorum for the conduct of business. No business may take place at a general meeting if a quorum is not present in person or by proxy. Our Board has no authority to waive quorum requirements stipulated in our Constitution.
Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail, online or e-mail. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum in respect of the proposals at the Meeting.
Proposals 1 and 2 are ordinary resolutions, requiring a majority of the votes cast in person or by proxy at the meeting to be cast in favor of the resolution in order to be approved. Abstentions and broker non-votes, if any, will have no effect on the outcomes of the votes on either of Proposals 1 or 2.
Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Directors by writing to Geoffrey M. Glass, who is Chair of our Board, at the Company’s registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Mr. Glass will monitor these communications and provide appropriate summaries of all received messages to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Glass may decide to obtain the immediate attention of the appropriate committee of the Board, a non-executive Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Glass and/or the Board will determine whether any response is necessary.
Expenses of Solicitation
All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms and other securities intermediaries representing beneficial owners of ordinary shares for their reasonable expenses in forwarding proxy materials to, and in soliciting voting instructions from such beneficial owners. The Company’s Directors, officers and employees may also solicit votes in person or by telephone, letter, facsimile, electronic mail, or other means of communications. These Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
Additional Information
Avadel files annual, quarterly and current reports, Proxy Statements and other information with the Securities and Exchange Commission (the “SEC”). Avadel’s SEC filings are available to the public at the SEC’s web site at http://www.sec.gov. You may request a copy of any of these filings, at no cost, by request directed to the Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
The following questions and answers are intended to briefly address some commonly asked questions regarding the Meeting (as defined below). These questions and answers only highlight some of the information contained in this Proxy Statement. They may not contain all of the information that is important to you. You should read carefully this entire Proxy Statement.
Why am I receiving these materials?
Avadel is providing these materials to registered holders of our ordinary shares in order to solicit your proxy to vote your ordinary shares at the Meeting to be held at 10:00 a.m. (Irish Standard Time), July 29, 2025, and at any postponement(s) or adjournment(s) thereof. The Meeting will be held at the offices of Arthur Cox LLP, located Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. We intend to mail printed versions of these materials to registered holders who do not receive a Notice of Internal Availability of Proxy Materials (“Notice of Internet Availability”) as described below on or about June 18, 2025.
What is included in these materials?
These materials include this Proxy Statement, a proxy card, and our Annual Report on Form 10-K filed by the Company with the SEC on March 3, 2025. In addition, we will provide our shareholders with a copy (together at the time the other proxy materials are furnished or shortly thereafter under separate cover) of the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2024, along with the related directors’ and independent auditor’s reports.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?
Avadel is distributing its proxy materials via the Internet under the “Notice and Access” method allowed by the rules of the SEC. This method expedites your receipt of proxy materials, is more environmentally friendly conserving natural resources and reduces Avadel’s distribution costs. On or about June 18, 2025, Avadel intends to mail, to registered holders of its ordinary shares, a Notice of Internet Availability containing instructions on how to access and review the proxy materials and how to vote online. If you prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability to request those materials.
What items will be voted on at the Meeting?
The Company is aware of two items on which shareholders will be asked to vote at the Meeting. Please see the Notice of 2025 Annual General Meeting for a listing of all such items to be voted on at the Meeting.
Could other matters be decided at the Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this Proxy Statement that may properly come before the Meeting.
To address the possibility of another matter being validly proposed and properly presented at the Meeting, ordinary shares of registered holders who grant their proxy to the Company’s proxy designees will be voted at the discretion of the named proxy designee, and ordinary shares of registered holders who grant their proxy to any other person will be voted in the discretion of such person as to such matters.
Who may vote at the Meeting?
As of May 15, 2025, there were 96,892,985 ordinary shares issued and outstanding. Registered holders of ordinary shares at the Record Date may vote at the Meeting.
How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote “FOR” each of proposals 1 and 2.

If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I do not vote or if I grant a proxy?
If you are a registered holder of ordinary shares and do not vote at the Meeting in person, via the Internet, by submitting your voting instructions by returning your proxy card by mail addressed to the Company as indicated on the proxy card or voting instruction card, by e-mail to the Company at general.meeting@avadel.com or by granting your voting proxy directly to any person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter.
If you are a registered holder of ordinary shares and you grant your proxy to any individual, assuming such person is present in person at the Meeting, your shares will be voted as you instruct by the individuals named on the applicable proxy, or, if you fail to provide instructions to such person as to any matter, at the discretion of such person with respect to such matter.
If you are a registered holder of ordinary shares and you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to have instructed the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board.
May shareholders ask questions?
Yes. During the meeting, representatives of the Company will answer questions from shareholders that are relevant to the resolution under discussion or which related to the business of the meeting.
Can I change my mind after I vote?
Receipt by the Company of your proxy card by mail or e-mail or appointing a proxy in advance of the Meeting will not preclude you from attending and voting at the Meeting. If you are a registered holder of ordinary shares and submit your proxy card to vote by mail, by e-mail or by appointing a proxy in advance of the meeting, you may change or revoke your proxy before it is exercised by attending and voting at the Meeting. Alternatively, you may revoke your proxy at any time before the vote is taken by delivering to the Company Secretary a written revocation or change your vote by submitting a proxy with a later date (but to be received by 10:00 a.m. (Irish Standard Time) on July 28, 2025).
Who will count the votes?
The Company will count the votes received from ordinary shareholders voting by way of proxy cards and/or by attending and voting at the Meeting.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certificate of votes; and

•
To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written suggestions, comments or questions on their proxy cards, which may be forwarded to the Company’s management and the Board.
What does it mean if I receive more than one proxy card?
It means you hold ordinary shares in multiple accounts with brokers or other securities intermediaries. Please vote all of these ordinary shares by completing, signing, dating and returning every proxy card you receive from the Company. If you choose to vote via the Internet, please vote using the details on each proxy card you receive to ensure that all of your shares are voted. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.
How many votes must be present to hold the Meeting?
Five or more registered holders holding or representing by proxy at least a majority of the voting power of the Company must be present for the meeting to be valid and to act on ordinary resolutions. If a quorum is not present when we convene the Meeting, the Board will give a second notice of the Meeting.
What will happen if a quorum is not present at the Meeting?
If the required quorum is not present when we convene the Meeting on July 29, 2025, we intend to adjourn and reconvene the Meeting.
Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail or e-mail. Abstentions will be counted for purposes of establishing a quorum at the Meeting, but shares that are not represented in person or by proxy at the Meeting will not be counted for such purposes.
How will a broker “non-vote” affect the vote?
If you are a beneficial owner of shares held in “street name” through a bank, broker or other nominee and you do not instruct your bank, broker or other nominee as to how to vote your shares, your bank, broker or other nominee may still be able to vote your shares in its discretion on certain proposals. Under the rules of the New York Stock Exchange (the “NYSE Rules”), which are applicable to banks, brokers and other securities intermediaries that are subject to the NYSE Rules (as are the vast majority of the banks, brokers and other securities intermediaries who hold shares on behalf of beneficial owners of our shares) such banks, brokers or other securities intermediaries ordinarily may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE Rules. However, such banks, brokers or other securities intermediaries may not use their discretion to vote your “uninstructed” shares with respect to matters considered to be “non-routine” under the NYSE Rules, resulting in such circumstances in what are commonly referred to as “broker non-votes.” We believe Proposal 1 is considered a “non-routine” matter under the NYSE Rules, meaning that your broker therefore may not vote your shares on such proposal in the absence of your voting instructions, resulting in “broker non-votes” for such proposal. We believe Proposal 2 is considered to be a “routine” matter under the NYSE Rules, meaning that if you do not return voting instructions to your bank, broker or other nominee by its deadline, your shares may ordinarily be voted by your broker in its discretion on such proposal. If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other securities intermediary by the deadline provided in the materials provided by your broker, bank or other securities intermediary.
When will the Company announce the voting results?
The Company will announce voting results of the Meeting on a Current Report on Form 8-K filed within four business days of the Meeting.
What if other matters are presented for consideration at the Meeting?
As of the date of this Proxy Statement, we know of no matters that will be presented for consideration at the Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies and voting instruction cards returned to Avadel will be voted in accordance with the recommendation of the Board and, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.
Whom should I contact if I have additional questions concerning the Proxy Statement, proxy card or voting instruction card?
If you have any questions concerning the information contained in this Proxy Statement or require assistance completing the proxy card or voting card, you may contact Jerad G. Seurer, General Counsel and Company Secretary at +1 636-730-1420.

CORPORATE GOVERNANCE
General
Our business and affairs are managed under the direction of the Board in accordance with Irish law and the provisions of our Constitution (which comprises our memorandum and articles of association). Members of the Board are kept informed of our business through discussions with the Chair and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.
Board Leadership Structure
Traditionally, our Board has had a general policy that the positions of the Chair and Chief Executive Officer should be held by separate persons. However, this general policy serves as part of a flexible framework within which the Board may conduct its business and is not a binding legal obligation. Our Board believes it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way it believes best to provide appropriate leadership for us at that time. Presently, our Chair position is a non-executive position held by an independent director. The current Chair is Geoffrey M. Glass. Our Chair’s primary responsibilities are to preside at meetings of the Board and of the non-executive and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our shareholders, with an independent leadership contact. The Board recognizes there could be circumstances in the future that would lead it to combine the positions of Chair of the Board and Chief Executive Officer.
Role in Risk Oversight
Our Board’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business. In carrying out its risk oversight function, our Board has three standing committees: Audit, Compensation and Nominating and Corporate Governance, each of which is responsible for risk oversight within that committee’s area of responsibility.
As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management. The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures. The Audit Committee also annually receives and considers a report from Deloitte & Touche LLP regarding the Company’s internal controls over financial reporting. Additionally, the Audit Committee has responsibility for oversight of the Company’s cybersecurity risk management and receives cybersecurity updates from management at regularly scheduled meetings.
Each of the other committees of our Board considers risks within its areas of responsibility. The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks that could have a materially adverse effect on the Company. Our Compensation Committee has concluded that none of the Company’s compensation programs are reasonably likely to cause management to take inappropriate or excessive risks. The Nominating and Corporate Governance Committee considers risks relating to board membership and corporate governance.
Director Qualifications
The Nominating and Corporate Governance Committee considers diversity, along with other factors such as character, integrity, judgment, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, conflicts of interest, and other commitments when selecting new Board members. We are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.
We consider, in identifying first-time candidates, nominees for director, or evaluating individuals recommended by shareholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Nominating and Corporate Governance Committee and the Board monitor the Board’s effectiveness through the Board’s self-evaluation process. The Nominating and Corporate Governance Committee and the Board believe the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience, and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders. From time to time, we have engaged, for a fee, a third-party search firm to assist the Nominating and Corporate Governance Committee with identifying, evaluating and screening Board candidates for the Company.
While our Board and Nominating and Corporate Governance Committee do not specify assigned weights to particular criteria, our Board and Nominating and Corporate Governance Committee believe it is essential that members of our Board represent diverse viewpoints and that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our shareholders. In particular, diversity in factors such as industry knowledge, operational experience, scientific and academic expertise and personal backgrounds are viewed as important.
Nominees Standing for Election
The Nominating and Corporate Governance Committee has recommended, and the Board has nominated, the following individuals for director: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk, Peter J. Thornton and Dr. Naseem S. Amin. All of the nominees are current members of our Board. Except for Mr. Divis, our Chief Executive Officer, all of the nominees for director have been determined to be independent under the rules of the Nasdaq Global Market. Our Nominating and Corporate Governance Committee has reviewed each nominee’s qualifications and has recommended to our Board that each nominee be submitted to a vote of our shareholders at the Meeting, each to serve until the 2026 annual meeting of shareholders or until his or her successor is duly elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for another nominee proposed by the Nominating and Corporate Governance Committee and the Board, or the Board may reduce the number of directors to be elected at the Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. The following table provides summary information about each director nominee as of June 1, 2025. Each director is elected annually by a majority of the votes cast.
Director Nominee	Since	Principal Occupation or Experience	Committees
Gregory J. Divis	2019	Chief Executive Officer of the Company
Dr. Eric J. Ende	2018	President at Ende BioMedical Consulting Group	(2)(4*)
Geoffrey M. Glass	2018	President and Chief Executive Officer of Kiniciti, LLC	(1)(2)(4)
Dr. Mark A. McCamish	2019	President and Chief Executive Officer of IconOVir Bio, Inc.	(2)(3)
Linda S. Palczuk	2018	Chief Executive/Operating Officer of Life Sciences Companies	(3*)(4)
Peter J. Thornton	2017	President and Chief Financial Officer of Envetec Sustainable Technologies Limited	(2*)(3)
Dr. Naseem S. Amin	2024	Chief Executive Officer of Orphalan SA	(3)(4)

*
Chair of Committee

(1)
Non-Executive Chair of the Board of Directors

(2)
Member of the Audit Committee

(3)
Member of the Compensation Committee

(4)
Member of the Nominating and Corporate Governance Committee

Corporate Governance Guidelines
The Board has adopted corporate governance guidelines that set forth the practices of the Board with respect to the qualification, selection and election of directors, director orientation and continuing education, director responsibilities, Board composition and performance, director access to management and independent advisors, director compensation guidelines, management evaluation and succession, policies regarding the independent directors, meetings of the non-executive directors, the policy on communicating with the non-executive directors and various other issues. A copy of our corporate governance guidelines is available at https://investors.avadel.com/corporate-governance/highlights. A printed copy is available free of charge to any shareholder who requests it by contacting the Company Secretary in writing at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
Board Standards of Independence
The Board sets our independence standards in our corporate governance guidelines. The director independence standards provide that a majority of the Board must be independent under the independence standards established by the corporate governance guidelines, Nasdaq, and the SEC as in effect from time to time. For a Board member or candidate for election to the Board to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) or any of our affiliates. Under the categorical standards adopted by the Board, a member of the Board is not independent if:
•
The director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(i) The director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time;

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual Proxy Statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.
For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
The Board has affirmatively determined that each member of the Board (besides Gregory J. Divis, our Chief Executive Officer) standing for election to the Board is independent in accordance with the above standards. Additionally, we made no contributions during fiscal year 2024 to any charitable organization in which an independent director serves as an executive officer in any single fiscal year within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.
Board Meetings and Attendance at Meeting of Shareholders
During fiscal year 2024, there were ten meetings of the Board held either in-person or by teleconference. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of: (1) the total number of meetings of the Board held during the period that the individual served; and (2) the total number of meetings held by all committees of the Board on which the director served during the period that such individual served. All directors are strongly encouraged to attend the annual general meeting of shareholders. All of the directors then in office attended the 2024 annual general meeting of shareholders.
Board Practices
Non-executive directors of the Company receive fees for their services and may be awarded restricted shares and/or share options (as set forth in the Executive Compensation section below). Non-executive directors are reimbursed, upon request, for expenses incurred in attending Board meetings. Upon termination, no benefits are provided to non-executive directors.
All directors are elected by the shareholders at each annual general meeting of shareholders. As per Regulation 100 of the Company’s Constitution, a quorum of the Board consists of at least one-half of the members of the Board, and actions shall be approved by the vote of a majority of the Board members present or represented by other members of the Board. Subject to the Constitution, the Board has the ability to determine its own internal rules for certain procedures. The Chair of the Board does not have the ability to cast a deciding vote in the event of a tie vote. A director may give a proxy to another director, but a director cannot represent more than one other director at any particular meeting. Members of the Board represented by another member at meetings do not count for purposes of determining the existence of a quorum.
Directors are required to comply with applicable Irish law and the Company’s Constitution. Irish law permits, and the Company’s Constitution includes provisions for, the indemnification of our officers and directors to the extent permissible under the Companies Act. In addition, we continue to contract for liability insurance for the benefit of our officers and directors similar to the insurance we have previously obtained. We believe the indemnity provisions in the Company’s Constitution and the insurance policies are important to our ability to attract and retain qualified directors and executive officers.
Compensation Committee
Composition, Qualifications and Governance
The Board has a Compensation Committee composed of Linda S. Palczuk (Chair), Dr. Mark A. McCamish, Peter J. Thornton and Dr. Naseem S. Amin. The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of Nasdaq. The Compensation Committee makes recommendations to the Board on the compensation of the executive officers of the Company, including the Chief Executive Officer. The Board makes the final decisions on compensation. The Compensation Committee has a written charter, which is available at https://investors.avadel.com/corporate-governance/highlights. The Compensation Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Compensation Committee.

Responsibilities and Duties
The Compensation Committee considers, recommends and oversees the Company’s incentive compensation plans and equity-based plans in which the Chief Executive Officer and other executive officers and other employees of the Company may be the beneficiaries, including, but not limited to, (a) approving option grants and restricted shares or other awards to be proposed to the Board for adoption, (b) interpreting the plans, (c) recommending rules and regulations relating to the plans, (d) recommending modifications to or canceling of existing grants or awards and (e) recommending imposing limitations, restrictions and conditions upon any grant or award as the Committee deems necessary or advisable. The Compensation Committee met five times during 2024.
The Compensation Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to Chief Executive Officer and executive officers compensation, evaluates the Chief Executive Officer’s and executive officer’s performance in light of those goals and objectives, and based on this evaluation recommends to the Board, for the Chief Executive Officer’s and executive officers, (a) the annual base compensation or salary amount, (b) annual bonus arrangements, if any, (c) any long-term incentive compensation, (d) any employment agreements, severance arrangements, and change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, in each case as, when and if deemed necessary or advisable and (e) any perquisites, special or supplemental benefits.
Compensation Committee Interlocks and Insider Participation
The directors who served as members of the Compensation Committee during 2024 were Linda S. Palczuk (Chair), Dr. Mark A. McCamish, Peter J. Thornton and Dr. Naseem S. Amin, none of whom is currently, or ever has been, an officer or employee of our Company, or had any relationship that is required to be disclosed in this proxy statement as a transaction with a related party. During 2024, none of our executive officers served as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on our Compensation Committee or our Board.
Audit Committee
Composition, Qualifications and Governance
The Board has an Audit Committee composed of Peter J. Thornton (Chair), Dr. Eric J. Ende, Geoffrey M. Glass and Dr. Mark A. McCamish. The Board has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq and that each member is financially literate within the meaning of such listing standards. The Board has also determined that Mr. Thornton, as the Chair of the Committee, (i) is independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq, (ii) is qualified as an audit committee financial expert within the meaning of SEC regulations, and (iii) has accounting and related financial management expertise within the meaning of the listing standards of Nasdaq and that he is financially literate within the meaning of such listing standards. In addition, the Board has determined that the composition satisfies the requirements of the Companies Act.
The Audit Committee has a written charter, which is available on our website at https://investors.avadel.com/corporate-governance/highlights. The Audit Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Audit Committee.
Responsibilities and Duties
The Audit Committee recommends to the Board the selection of the Company’s independent registered public accounting firm and reviews the findings of the auditors and operates in accordance with the Audit Committee Charter. The Audit Committee Charter outlines the roles and responsibilities of the Audit Committee which includes appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and review of related party transactions pursuant to the Company’s policy. The Audit Committee also assists the Board in oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company’s system of internal controls; (3) compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent auditors; (5) the performance of the Company’s independent and internal auditors; and (6) the Company’s cybersecurity risk management. The Audit Committee met four times during 2024.
Nominating and Corporate Governance Committee
Composition, Qualifications and Governance
The Board has a Nominating and Corporate Governance Committee, composed of Dr. Eric J. Ende (Chair), Geoffrey M. Glass, Linda S. Palczuk and Dr. Naseem S. Amin. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of Nasdaq. The Nominating and Corporate Governance Committee has a written charter, which is available on our website at https://investors.avadel.com/corporate-governance/highlights. The Nominating and Corporate Governance Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Nominating and Corporate Governance Committee.
Responsibilities and Duties
The Nominating and Corporate Governance Committee’s overall purposes are to (1) identify individuals qualified to become Board members; (2) recommend to the Board director nominees for the next meeting of shareholders at which directors are to be elected; (3) recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (4) identify and recommend directors for membership on Board committees; (5) evaluate Board performance; (6) oversee and set compensation for the Company’s directors; (7) develop, recommend and oversee compliance with the corporate governance procedures to be followed by the Company, and oversee compliance with the Company’s standards of business conduct and code of ethics; (8) review the Company’s reporting in documents filed with the SEC, to the extent related to corporate governance and other matters set forth in this charter; and (9) oversee public policy and legislative matters applicable to the Company, as well as the Company’s regulatory compliance. The Nominating and Corporate Governance Committee met four times during 2024.
Code of Conduct and Financial Integrity Policy
We have adopted a written Code of Conduct (the “Code of Conduct”) that applies to all of our employees, as well as a Financial Integrity Policy (the “Financial Integrity Policy”) that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Senior Tax Director and Controller (or persons performing similar functions). These documents cover a broad range of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as adherence to all laws and regulations applicable to the conduct of our business. A copy of the Code of Conduct and the Financial Integrity Policy is available at https://www.avadel.com/corporate-compliance. If we make any substantive amendments to, or grant any waivers from, the Code of Conduct or Financial Integrity Policy for any officer or director, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by disclosing the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Insider Trading Policy
We have an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to all of our directors, officers, employees and other covered persons. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 3, 2025.
Equity Ownership Guidelines
We have adopted Share Ownership and Holding Guidelines that are applicable to our non-employee directors. The Share Ownership and Holding Guidelines require that our non-employee directors own equity in the Company equal to at least three times the then-current annual non-employee director cash retainer for each measurement date after July 30, 2024. Share ownership includes the value of the ordinary shares owned directly by the non-employee director, the value of the ordinary shares beneficially owned by the non-employee director, the unvested time-vesting restricted stock units and the aggregate amount by which the market value of each vested, but unexercised, option (assuming exercise on such measurement date) exceeds the exercise price applicable to such option. The Share Ownership and Holding Guidelines include a phase-in period, which provides that an individual subject to this policy is required to be in compliance with the minimum equity ownership requirement by the first business day of the calendar year following the five-year anniversary date on which the non-employee director was first appointed as director. The Share Ownership and Holding Guidelines also include certain share retention obligations that apply to non-employee directors who have not met the minimum equity ownership requirements by the end of their phase-in period or who cease to hold the minimum equity ownership at any time following such date. As of the date of this Proxy Statement, all directors subject to the Share Ownership and Holding Guidelines have met their ownership requirements or are still subject to their phase-in period. The equity ownership of our non-employee directors as of May 15, 2025 is as follows:

(1)
Equity values derived using the $8.89 closing price as of the record date, May 15, 2025.

(2)
Non-Employee Director Share Ownership and Holding Guidelines require that our non-employee directors own equity in the Company equal to at least three times the current non-employee director cash retainer of $52,100.

(3)
Dr. Naseem S. Amin has been a member of the Board since May 2024 and is subject to the five-year phase-in period.

Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Directors by writing to Geoffrey M. Glass, who is Chair of our Board, at the Company’s registered offices at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Mr. Glass will monitor these communications and provide appropriate summaries of all messages received to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Glass may decide to obtain the immediate attention of the appropriate committee of the Board, a non-executive Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Glass and/or the Board will determine whether any response is necessary.

PROPOSAL 1
ELECTION OF DIRECTORS
(Ordinary Resolution)
ITEM 1 ON PROXY CARD
Background
Our Board currently consists of seven directors, all of whom were elected at the 2024 annual general meeting of shareholders and six of whom are non-executive directors. Our directors hold office until the next annual general meeting of shareholders, or, if earlier, until their successors have been elected or until the earlier of their resignation or removal. The Board, upon unanimous recommendation of the Nominating and Governance Committee, unanimously approved each of the seven persons named below as nominees for election to the Board at the Meeting. Each of the seven nominees: (i) is currently a member of the Board, (ii) has been nominated for election at the Meeting to hold office until the next annual general meeting of shareholders or, if earlier, the election of his/her respective successor and (iii) has consented to being named as such and to serve as such if elected. We know of no reason why each of the nominees would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute another person designated by the Board.
The resolutions in respect of this Proposal 1 are ordinary resolutions. The text of the resolutions in respect of Proposal 1 are as follows:
“IT IS RESOLVED, by separate resolutions, to elect the following director nominees to the board of directors of the Company: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk, Peter J. Thornton and Dr. Naseem S. Amin.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on each resolution is required for the approval of each of the nominees. As this proposal is not considered a “routine item,” your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSED DIRECTOR NOMINEES LISTED.

DIRECTORS AND EXECUTIVE OFFICERS
Nominees for Election as Directors
The following table sets forth for each director and the executive officers of the Company, their ages and positions with the Company as of June 1, 2025.
Name	Age	Position
Gregory J. Divis	58	Chief Executive Officer and Director
Thomas S. McHugh	60	Chief Financial Officer
Susan Rodriguez	61	Chief Operating Officer
Jerad G. Seurer	52	General Counsel & Corporate Secretary
Geoffrey M. Glass	51	Chair of the Board of Directors
Naseem S. Amin, M.D.	64	Director
Eric J. Ende, M.D.	56	Director
Mark A. McCamish, M.D., Ph.D.	73	Director
Linda S. Palczuk	63	Director
Peter J. Thornton	60	Director
There is no family relationship between any director or executive officer of the Company. There are no material proceedings to which any director, officer or affiliate, or any associate thereof, of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.
Executive Officers
Our executive officers serve at the discretion of the Board, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. Our executive officers presently include:
Gregory J. Divis, 58, was appointed Chief Executive Officer and became a member of the Board in June 2019, after having served as Interim Chief Executive Officer from January 2019 to May 2019. He was appointed Executive Vice President and Chief Commercial Officer of Avadel in January 2017 and was promoted to Chief Operating Officer in March 2018. Before joining Avadel, Mr. Divis served as an Executive in Residence at Linden Capital Partners, a healthcare-focused private equity firm. We believe Mr. Divis’s extensive experience in the pharmaceutical industry makes him well qualified to serve as a director. Mr. Divis is a graduate of the University of Iowa.
Thomas S. McHugh, 60, was appointed as Chief Financial Officer in December 2019. Before joining Avadel, Mr. McHugh was the Senior Vice President, Finance at Ironshore Pharmaceuticals, a pharmaceutical company, from November 2018 to November 2019. Mr. McHugh earned a B.S. in Finance from Bentley University and a M.S. in Accounting from Northeastern University.
Susan Rodriguez, 61, was appointed as Chief Operating Officer in May 2025. Prior to joining Avadel, Ms. Rodriguez served as Chief Commercial Officer of Ardelyx, Inc., a biopharmaceutical company, from May 2020 to May 2024. She has served as a director of Heron Therapeutics, Inc. since September 2021 and Veradigm, Inc. since February 2023. From 2014 to 2019, Ms. Rodriguez served as the Chief Executive Officer of Tolmar Pharmaceuticals, Inc. Prior to her time at Tolmar Pharmaceuticals, Inc., she held various commercial leadership positions of increasing responsibility at Abbott as well as the Abbott-Takeda joint venture, TAP Pharmaceuticals. Ms. Rodriguez received both a M.S. and B.S. in Psychology from the University of Pennsylvania.
Jerad G. Seurer, 52, has been our General Counsel and Corporate Secretary, as well as the Company’s Compliance Officer, since September 2020. Mr. Seurer was originally appointed Vice President and Deputy

General Counsel at Avadel in October 2017. Mr. Seurer is currently licensed to practice law in Missouri, Minnesota and South Dakota, and is also a registered practitioner at the United States Patent & Trademark Office. Mr. Seurer earned a B.S. in Biology, M.A. in Biology, and J.D. in Law from the University of South Dakota.
Non-Employee Directors
Set forth below is information for each nominee concerning the individual’s age, principal occupation, employment and directorships during the past five years, positions with the Company, the year in which he or she first became a director of the Company and his term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that, in light of our business and structure, each nominee should serve as a director as of the date of this Proxy Statement.
Geoffrey M. Glass, 51, has been a member of the Board since July 2018 and became Chair of the Board in December 2018. Since January 2021, Mr. Glass has served as the Chief Executive Officer of Kiniciti, LLC, a company focused on accelerating the advancement of the cell and gene therapy sector. He is also currently the Chairman of the Board at Ncardia, a drug discovery company focused on cardiovascular and neurological diseases, serving in that role since November of 2021. Further, since June of 2022, Mr. Glass has served as Chairman of the Board at Abzena, a biologics and bioconjugates development company. Mr. Glass has also been the Operating Partner at LongueVue Capital. Previously, he was the Chief Executive Officer (from January 2018 through September 2018), and a member of the board of directors (from November 2017 through December 2018), of Sancilio Pharmaceuticals, a specialty pharma company. Mr. Glass was also a member of the board of directors for Locus Biosciences, a biotechnology company that develops CRISPR-engineered precision antibacterial products, from August 2015 to October 2017. From April 2009 to April 2015, Mr. Glass served as an executive committee member at Patheon N.V., a pharmaceutical contract development and manufacturing company. While at Patheon, he held a number of senior leadership roles including President of Banner Life Sciences (a Patheon subsidiary), Executive Vice President of Sales and Marketing, and Senior Vice President, Strategy, Corporate Development and Integration for Patheon. Before Patheon, Mr. Glass worked in various executive positions at Valeant Pharmaceuticals (now Bausch Health), including Senior Vice President, Asia Region, and Senior Vice President, Chief Information Officer, and in both roles was a member of the company’s executive committee. Mr. Glass began his career as a consultant in Ernst & Young’s life sciences practice (now known as EY Consulting). He received degrees in Economics and Political Science from the University of Arizona.
We believe Mr. Glass’s extensive management and financial experience makes him well qualified to serve as a director.
Dr. Naseem S. Amin, 64, has been a member of the Board since May 2024. He currently serves as Chief Executive Officer of Orphalan SA. Dr. Amin recently served as the Executive Chairman of Arix Bioscience plc, a global venture capital company focused on investing in life sciences, from April 2020 until April 2021. Dr. Amin served as the Chief Scientific Officer of Smith and Nephew Plc from 2009 to 2015. Previously, Dr. Amin was Senior Vice President, Business Development at Biogen Idec from 2005 to 2009 and was with Genzyme Corporation from 1999 to 2005 in senior executive roles in Business Development and Clinical Development, where he led the clinical development of five currently marketed therapeutic products. Dr. Amin began his career at Baxter Healthcare Corporation, where he served in executive roles in Medical Marketing and Portfolio Strategy. Dr. Amin is a Venture Partner at Advent Life Sciences, and served on the advisory boards of a number of non-profit organizations including Imperial College Department of Biomedical Engineering, OPEN-London (a non-profit organization focused on encouraging and mentoring South Asians from Pakistan who are interested in starting entrepreneurial companies), and the British Pakistan Foundation. Dr. Amin also served as Chairman of the board of directors at Bellerophon Therapeutics, Inc. from May 2021 to March 2024. Dr. Amin received his medical degree from the Royal Free School of Medicine, London, and an MBA from the Kellogg Graduate School of Management, Northwestern University.
We believe Dr. Amin’s broad experience in the biotechnology industry makes him well qualified to serve as a director.

Dr. Eric J. Ende, 56, has been a member of the Board since December 2018. Dr. Ende is the President of Ende BioMedical Consulting Group, a privately held consulting company focused on the life sciences industry, a position he has held since 2009. Dr. Ende has also served on the board of directors at Mount Sinai Innovation Partners Technology, a healthcare research and development organization, since June 2015. From May 2017 to March 2025, Dr. Ende was a member of the board of directors of Matinas BioPharma, Inc., a clinical-stage biopharmaceutical company, where he served as Chairman of the Board in addition to serving at various times on the Audit, Compensation, and Nominating and Corporate Governance Committees. From January 2022 to May 2023, Dr. Ende served on the board of directors at Neubase Therapeutics, a company focused on genetic medicines development. From November 2019 to June 2020, Dr. Ende served on the board of directors and as a member of the Audit, Compensation and Science Committees of Progenics Pharmaceuticals, Inc., a biopharmaceutical company, until it was acquired by Lantheus Holdings, Inc. From January 2015 to October 2016, he served as Chairman of the Unsecured Creditor’s Committee in the bankruptcy of Egenix, Inc. From 2010 to 2011, Dr. Ende served on the board of directors and as a member of the Audit and Risk Management Committees of Genzyme Corp., a biotechnology company, until it was acquired in 2011 by Sanofi S.A. From 2002 through 2008, Dr. Ende was the senior biotechnology analyst at Merrill Lynch; from 2000 through 2002 he was the senior biotechnology analyst at Bank of America Securities; and from 1997 to 2000 he was a biotechnology analyst at Lehman Brothers. Dr. Ende received an MBA in Finance and Accounting from NYU — Stern Business School in 1997, an M.D. from Mount Sinai School of Medicine in 1994, and a B.S. in Biology and Psychology from Emory University in 1990.
We believe Dr. Ende’s experience as a director for other pharmaceuticals companies makes him well qualified to serve as a director.
Dr. Mark A. McCamish, 73, has been a member of the Board since December 2019. Since November 2020, Dr McCamish has served as President, Chief Executive Officer and member of the board of directors of IconOVir Bio, Inc., a biotechnology company focused on development of oncolytic virus therapies. From May 2017 to April 2020, Dr. McCamish served as President, Chief Executive Officer and member of the board of directors of Forty Seven, Inc, a clinical-stage biopharmaceutical company, which was acquired by Gilead Sciences, Inc. in April 2020. From July 2009 to April 2017, Dr. McCamish served as Global Head of Biopharmaceutical Development at Sandoz Inc., a pharmaceutical company. He has over 30 years of experience in corporate management, clinical and pharmaceutical research and academics. Dr. McCamish currently serves on the board of directors of Rafael Holdings, Inc., a publicly traded biopharmaceutical company focused on development of cancer and immune therapies, and he has also served on the board of directors of Vincerx Pharma, Inc. from December 2020 to May 2021. Dr. McCamish received both a Bachelor’s and a Master’s degree from the University of California at Santa Barbara, a Ph.D. in Human Nutrition from the Pennsylvania State University and an M.D. from the University of California at Los Angeles. He is Board Certified in Internal Medicine and Nutrition and Metabolism.
We believe Dr. McCamish’s broad experience in the life sciences industry makes him well qualified to serve as a director.
Linda S. Palczuk, 63, has been a member of the Board since July 2018. From September 2019 to December 2022, Ms. Palczuk served as the Chief Operating Officer and a director of Envara Health, Inc., a medical nutrition technology company. Before that, Ms. Palczuk was the Chief Operating Officer of Verrica Pharmaceuticals, Inc., a late-stage biopharmaceutical company focused on medical dermatology products, from February 2018 to April 2019. Prior to joining Verrica Pharmaceuticals, from July 2017 to February 2018, Ms. Palczuk was President and Chief Executive Officer at Osiris Therapeutics, Inc., a regenerative medicines biotechnology company. Prior to her position at Osiris Therapeutics, Ms. Palczuk had an extensive and successful 30-year career with AstraZeneca Pharmaceuticals and its legacy companies, serving in senior-level commercial and general management roles, including Vice President, Mature Brands and Vice President, Global Commercial Excellence from January 2012 until March 2015, Vice President, Sales & Marketing from March 2009 to December 2011, and Vice President, Sales from April 2006 to February 2009. From June 2015 until July 2017, Ms. Palczuk was an independent consultant providing business expertise within the pharmaceutical sector. Ms. Palczuk received a BA degree in Biology from Franklin and Marshall College and an MBA degree from the Alfred Lerner College of Business and Economics at the University of Delaware.
We believe Ms. Palczuk’s extensive pharmaceutical and biotechnology management experience makes her well qualified to serve as a director.

Peter J. Thornton, 60, has been a member of the Board since June 2017. Since January 2022, he has served as the President and Chief Financial Officer of Envetec Sustainable Technologies Limited, an Irish cleantech company focused on the carbon neutral treatment of biohazardous clinical material and plastics at source. From January 2014 to January 2022, he was the Chief Financial Officer of Technopath Clinical Diagnostics, which was acquired by LGC Group in January 2021. Prior to joining Technopath Clinical Diagnostics, from September 2011 to December 2013, Mr. Thornton was Senior Vice President — Business Integration for Alkermes plc, a global biopharmaceuticals company headquartered in Dublin, Ireland. From July 2007 to September 2011, he was Senior Vice President — Corporate and Business Development for Elan Drug Technologies, an Elan Corporation plc division engaged in developing and manufacturing drug delivery technology-based pharmaceutical products. From September 2006 to July 2007, he was President and Chief Operating Officer of Circ Pharma Limited, a specialty pharmaceutical company, and from June 2004 to September 2006, he was Chief Financial Officer of Agenus Inc., a Nasdaq-listed biotechnology company. Mr. Thornton has previously served as a non-executive director of both public and private companies and currently is a non-executive director of Oculer Limited, a private company focused on rapid microbiology testing technology. Mr. Thornton worked for the international public accounting firm of KPMG for seven years in Ireland and France and is a fellow of Chartered Accountants Ireland. He holds a Bachelor of Commerce degree from University College Cork, Ireland.
We believe Mr. Thornton’s experience as a chief financial officer, his financial expertise, and his experience in the pharmaceutical industry make him well qualified to serve as a director.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
We implemented a non-employee director compensation policy in July 2024, pursuant to which our non-employee directors are eligible to receive the following cash retainer:
Annual Cash Retainers ($)
Board of Directors:
All non-employee members	52,100
Additional retainer for Non-Executive Chair of the Board	35,000
Audit Committee:
Chair	20,000
Non-Chair members	10,000
Compensation Committee:
Chair	15,000
Non-Chair members	7,500
Nominating and Corporate Governance Committee:
Chair	10,000
Non-Chair members	5,000
Our non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted an option to purchase 49,500 shares (the “Initial Award”). The Initial Award will vest in equal annual installments over three years from the grant date, subject to continued service as a director through the applicable vesting date. Furthermore, on the date of each annual meeting of shareholders, each non-employee director who continues as a non-employee director following such meeting will be granted (x) an option to purchase 11,000 shares and (y) a restricted stock award of 11,000 shares, each of which shall vest in full upon the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of shareholders, subject to continued service as a director through the applicable vesting date. During 2024, our non-employee directors were awarded stock options, as described in footnote 3 to the table below.
The following table presents information relating to total compensation of each person who served as a director for the year ended December 31, 2024.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Stock Awards ($)(2)(3)	Total Compensation ($)
Geoffrey M. Glass(4)	102,100	145,357	179,520	426,977
Dr. Naseem S. Amin(5)	34,207	797,548(6)	179,520	1,011,275
Dr. Eric J. Ende(7)	72,100	145,357	179,520	396,977
Dr. Mark A. McCamish(8)	69,600	145,357	179,520	394,477
Linda S. Palczuk(9)	84,600(10)	370,380(10)	179,520	634,500
Peter J. Thornton(11)	79,600	145,357	179,520	404,477

(1)
Fees earned or paid in cash for Mr. Thornton were earned in U.S. Dollars but were paid in Euro at the applicable exchange rate on the date of payment.

(2)
Amounts reported reflect the aggregate grant date fair value of options granted in 2024 calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 15 to our audited consolidated financial statements for the year ended December 31, 2024 which are included in our Annual Report on Form 10-K filed with the SEC on

March 3, 2025. The actual value a director may receive depends on market prices, and there can be no assurance that the amounts reflected in these columns will actually be realized.
(3)
On July 30, 2024, non-employee directors Peter J. Thornton, Geoffrey M. Glass, Eric J. Ende, Mark A. McCamish, Linda S. Palczuk, and Naseem S. Amin were each awarded an option to purchase 11,000 shares and restricted stock awards of 11,000 shares under the Company’s 2020 Plan. Each award vests 100% on the one-year anniversary of the award.

(4)
As of December 31, 2024, Mr. Glass held 230,000 unexercised share options and 11,000 unvested stock awards.

(5)
As of December 31, 2024, Dr. Amin held 60,500 unexercised share options and 11,000 unvested stock awards.

(6)
On May 17, 2024, Dr. Amin was appointed to the Board of Directors as a non-employee director. As part of his appointment, Dr. Amin was awarded an option to purchase 49,500 shares under the Company’s 2020 Plan. The award vests 1/3 each year on the anniversary of the award.

(7)
As of December 31, 2024, Dr. Ende held 238,057 unexercised share options and 11,000 unvested stock awards.

(8)
As of December 31, 2024, Dr. McCamish held 280,000 unexercised share options and 11,000 unvested stock awards.

(9)
As of December 31, 2024, Ms. Palczuk held 255,000 unexercised share options and 11,000 unvested stock awards.

(10)
On December 17, 2024, Ms. Palczuk earned additional cash compensation and was granted an additional share option to purchase 25,000 shares in connection with her participation on the Board’s Commercial Oversight Committee.

(11)
As of December 31, 2024, Mr. Thornton held 230,000 unexercised share options and 11,000 unvested stock awards.

OWNERSHIP OF THE COMPANY’S ORDINARY SHARES
Beneficial Ownership Table
The following table sets forth certain information regarding the beneficial ownership of our issued and outstanding ordinary shares by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding ordinary shares, (ii) each Named Executive Officer of the Company, (iii) each director and director nominee of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes below, such information is provided as of June 1, 2025. On April 15, 2024, the Company’s ordinary shares became directly listed on the Nasdaq Stock Market (“Nasdaq”). According to SEC rules, a person is the “beneficial owner” of securities if he, she or it has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.
Name and Address of Beneficial Ownership(1)	Beneficial Ownership(2)	Percentage of Class(2)
> 5% Stockholders:
Entities Affiliated with Janus Henderson Group plc(3) 201 Bishopsgate EC2M 3AE, United Kingdom	13,592,334	14.0%
Entities Affiliated with Tontine Asset Associates, LLC(4) 1 Sound Shore Drive, Suite 304 Greenwich, CT 06830-7251	5,685,350	5.9%
Brandes Investment Partners, LP(5) 4275 Executive Square, 5th Floor, La Jolla, CA 92037	5,670,682	5.9%
Entities Affiliated with BlackRock, Inc.(6) 50 Hudson Yards, New York, NY 10001	5,257,004	5.4%
Entities Affiliated with Two Seas Capital LP(7) 32 Elm Place – 3rd Floor, Rye, New York 10580	4,946,449	5.1%
Named Executive Officers and Directors:
Gregory J. Divis(8)	2,201,600	2.2%
Thomas S. McHugh(9)	864,675	*
Richard J. Kim(10)	540,625	*
Jerad G. Seurer(11)	310,670	*
Geoffrey M. Glass(12)	385,979	*
Dr. Naseem S. Amin(13)	38,500	*
Dr. Eric J. Ende(14)	446,957	*
Dr. Mark A. McCamish(15)	358,025	*
Linda S. Palczuk(16)	297,900	*
Peter J. Thornton(17)	334,055	*
All executive officers and directors as a group (10 persons)	5,238,361	5.2%

*
Represents beneficial ownership of less than 1% of our outstanding ordinary shares.

(1)
Except as stated in the table above or the footnotes below, the address of the named person is c/o Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

(2)
Unless otherwise stated in the footnotes to this table, we believe each of the shareholders named in this table has sole voting and dispositive power with respect to the ordinary shares indicated as beneficially owned. Ownership percentages are based on 96,900,485 ordinary shares outstanding on June 1, 2025. On April 15, 2024, the Company’s ordinary shares became directly listed on Nasdaq. Accordingly, some of the Schedule 13Gs filed by investors prior to April 15, 2024 still reference ADSs, which were exchanged for ordinary shares on the April 15, 2024. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of June 1, 2025. Ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of June 1, 2025 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(3)
Information herein is solely based on a Schedule 13G/A filed with the SEC by Janus Henderson Group plc (“JHG”) on May 14, 2025. JHG reports that it has shared voting power and shared dispositive power over 13,592,334 shares which are held directly by one or more funds or portfolios managed by JHG. The principal business address of JHG is 201 Bishopsgate, EC2M 3AE, United Kingdom.

(4)
Information herein is solely based on a Schedule 13G/A filed by Tontine Capital Overseas Master Fund II, L.P. (“TCOM II”), Tontine Asset Associates, LLC (“TAA”) and Mr. Jeffrey L. Gendell on February 13, 2024. Consists of (i) 3,539,782 ADSs held by TCOM II, (ii) 2,075,568 ADSs held by Tontine Financial Partners, L.P. (“TFP”) and (iii) 70,000 ADSs, held by Mr. Gendell, which were automatically exchanged for ordinary shares on April 15, 2024 when the Company’s ordinary shares became directly listed on Nasdaq. Mr. Gendell serves as the Managing Member of TAA and also serves as the Managing Member of Tontine Management, L.L.C., a limited liability company organized under the laws of the State of Delaware (“TM”), which serves as general partner of TFP.

(5)
Information herein is solely based on a Schedule 13G filed with the SEC by Brandes Investment Partners, LP on May 14, 2025. Consists of 5,670,682 shares held by Brandes Investment Partners, LP. The principal business address of 4275 Executive Square, 5th Floor, La Jolla, CA 92037.

(6)
Information herein is solely based on a Schedule 13G filed with the SEC by BlackRock, Inc. (“BRI”) on November 8, 2024. BRI reports that it has sole voting power and sole dispositive power over 5,257,004 shares. The principal business address of BRI is 50 Hudson Yards, New York, NY 10001.

(7)
Information herein is solely based on a Schedule 13G filed with the SEC by Two Seas Capital LP (“TSC”), Two Seas Capital GP LLC (“TSC GP”)and Sina Toussi on May 15, 2025. Consists of 4,946,449 shares held by Two Seas Global (Master) Fund LP (the “TSC Global Fund”). TSC has been granted investment discretion over portfolio investments, including Avadel’s ordinary shares, held by or for the account of the TSC Global Fund. TSC GP serves as general partner of TSC. Sina Toussi serves as the chief investment officer of TSC and managing member of TSC GP. The principal business address of TSC, TSC GP and Sina Toussi is 32 Elm Place — 3rd Floor, Rye, New York 10580.

(8)
Includes (i) options to purchase 2,032,500 ordinary shares that are exercisable within 60 days of June 1, 2025, (ii) 10,000 ordinary shares held by the Gregory J. Divis Jr. Revocable Trust, of which Mr. Divis is trustee and beneficiary and (iii) 159,100 ordinary shares held by Mr. Divis.

(9)
Includes (i) options to purchase 776,875 ordinary shares that are exercisable within 60 days of June 1, 2025 and (ii) 87,800 ordinary shares held by Mr. McHugh.

(10)
Mr. Kim resigned effective December 31, 2024 and has 12 months to exercise options that were vested as of that date. The amount shown includes remaining vested options to purchase 540,625 ordinary shares that are exercisable as of June 1, 2025.

(11)
Includes (i) options to purchase 301,875 ordinary shares that are exercisable within 60 days of June 1, 2025 and (ii) 8,795 ordinary shares held by Mr. Seurer.

(12)
Includes (i) options to purchase 144,000 ordinary shares that are exercisable within 60 days June 1, 2025 held by Mr. Glass, (ii) options to purchase 86,000 ordinary shares that are exercisable within 60 days June 1, 2025 held by Geoffrey M. Glass Revokable u/t/d August 26, 2020, of which Mr. Glass and members of his immediate family are the sole beneficiaries and Mr. Glass serves as its trustee, (iii) 75,904 ordinary shares held by Geoffrey M. Glass Revokable u/t/d August 26, 2020, (iii) 69,075 ordinary shares held by The Geoffrey Glass Trust of which Mr. Glass is a co-trustee and sole beneficiary and (iv) 11,000 ordinary shares subject to a restricted share award vesting within 60 days of June 1, 2025.

(13)
Includes (i) options to purchase 27,500 ordinary shares that are exercisable within 60 days of June 1, 2025 and (ii) 11,000 ordinary shares subject to a restricted share award vesting within 60 days of June 1, 2025.

(14)
Includes (i) options to purchase 238,057 ordinary shares that are exercisable within 60 days of June 1, 2025, (ii) 197,900 ordinary shares held by Dr. Ende and (iii) 11,000 ordinary shares subject to a restricted share award vesting within 60 days of June 1, 2025.

(15)
Includes (i) options to purchase 280,000 ordinary shares that are exercisable within 60 days of June 1, 2025, (ii) 67,025 ordinary shares held by Matthew 5 LLC, of which The Mark & Barbara McCamish Family Trust is the sole owner and Dr. McCamish serves as manager, and (iii) 11,000 ordinary shares subject to a restricted share award vesting within 60 days of June 1, 2025.

(16)
Includes (i) options to purchase 230,000 ordinary shares that are exercisable within 60 days of June 1, 2025, held by The Revocable Trust of Linda S. Palczuk, of which Ms. Palczuk serves as trustee, (ii) 56,900 ordinary shares held by Ms. Palczuk and (iii) 11,000 ordinary shares subject to a restricted share award vesting within 60 days of June 1, 2025.

(17)
Includes (i) options to purchase 230,000 ordinary shares that are exercisable within 60 days of June 1, 2025, (ii) 93,055 ordinary shares held by Mr. Thornton and (ii) 11,000 ordinary shares subject to a restricted share award vesting within 60 days of June 1, 2025.

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis, we give an overview and analysis of our compensation philosophy, our compensation program, and the decisions we made in 2024 under those programs with respect to our named executive officers. Included in this discussion is specific information about the compensation earned or paid in 2024 to our named executive officers (the “Named Executive Officers”). Named Executive Officers for 2024 are:
Name	Position
Gregory J. Divis	Chief Executive Officer
Richard J. Kim(1)	Former Chief Commercial Officer
Thomas S. McHugh	Chief Financial Officer
Jerad G. Seurer	General Counsel & Corporate Secretary

(1)
Mr. Kim resigned effective December 31, 2024.

Compensation Philosophy and Objectives
The Compensation Committee’s executive compensation programs are designed to: (i) attract, retain and motivate executives with significant industry knowledge and the experience and leadership capability necessary for us to achieve success; (ii) align incentives for our named executive officers with our corporate strategies and business objectives and goals; and (iii) achieve key strategic performance measures aligned with the long-term interests of our shareholders.
Compensation Components
Our executive compensation program has three primary components: base salary, annual cash incentive awards and equity awards.
•
Base Salary.   We fix the base salary of each of our executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We take into account the base salaries paid by similarly situated companies in our peer group and, to the extent practicable, we set base salary levels for similarly situated executives within the Company at comparable levels to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

•
Cash Incentive Awards.   We provide annual cash incentive awards that are based upon the achievement of corporate and individual objectives established by the Compensation Committee and the Board of Directors. These cash incentive awards are designed to focus our executive officers on achieving key clinical, regulatory, commercial, operational, strategic and financial objectives.

•
Equity Awards.   We use stock options, restricted share units and performance share units to reward long-term performance. These equity awards are intended to provide significant incentive value for each executive officer if the Company performance is outstanding and the Company achieves its long-term goals to align executive compensation with long-term shareholder interests.

In addition to the primary components of compensation described above, we provide our Named Executive Officers with employee benefits that are generally available to our salaried employees. These benefits include health and medical benefits, flexible spending plans, matching 401(k) contributions and group life insurance.
We have also entered into agreements with our Named Executive Officers under which they are provided certain benefits in the event their employment with the Company is terminated without cause or by the Named Executive Officer for good reason, following a change in control of the Company.

Compensation Policies and Process
The Compensation Committee has oversight of our compensation philosophy and programs and annually reviews and recommends all compensation decisions relating to our Chief Executive Officer, our other Named Executive Officers and all other executive officers of the Company. The Chief Executive Officer provides specific information to the committee relative to the performance of the other members of the executive management team. However, the Chief Executive Officer is always excused from the Compensation Committee meetings when his compensation or employment is discussed. The Compensation Committee considers any recommendations by the Chief Executive Officer; however, the committee recommends final compensation for all executives. All compensation decisions are assessed within the framework of the Company’s financial position and general economic conditions. Our Board typically reviews and approves the compensation decisions made by the Compensation Committee.
Our Compensation Committee has engaged Aon’s Human Capital Solutions Practices, a division of Aon plc (“Aon”) specializing in executive compensation, as its independent compensation consultant. In connection with the Compensation Committee’s executive compensation decisions for 2024, Aon reviewed and advised on principal aspects of our executive compensation program and performed the following services:
•
conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group Proxy Statements, compensation survey data, and other publicly available data;

•
reviewed and provided compensation related data to support the Company’s disclosures;

•
provided recommendations on the composition of the Company’s peer group; and

•
reviewed and advised on equity compensation and on industry best practices.

The Compensation Committee has determined that the work of Aon and the individual compensation advisors employed by Aon does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to the Company by the consultant; (ii) the amount of fees the Company paid the consultant as a percentage of the consultant’s total revenue; (iii) the consultant’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the consultant or the individual compensation advisors employed by the consultant with any Company executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Company stock owned by the consultant or the individual compensation advisors employed by the consultant.
Peer Group
In an effort to provide competitive total compensation to our executive officers, the Compensation Committee approved a group of comparable companies as our peer group as recommended by Aon. The peer group was selected on the basis of similarity to the Company on the following criteria: business comparability, stage of product development and commercialization, number of employees, market capitalization and revenue. The following companies were identified as our “peer group” for 2024:
2024 Peer Group
Amicus Therapeutics, Inc.	Dynavax Technologies Corporation
Anika Therapeutics, Inc.	Harmony Biosciences Holdings, Inc.
Arcutis Biotherapeutics, Inc.	Harrow, Inc.
Ardelyx, Inc.	Liquidia Corporation
Axsome Therapeutics, Inc.	Mirum Pharmaceuticals, Inc.
Catalyst Pharmaceuticals, Inc.	Rhythm Pharmaceuticals, Inc.
Collegium Pharmaceutical, Inc.	Sage Therapeutics, Inc.
Deciphera Pharmaceuticals, Inc.	TG Therapeutics, Inc.

Say-on-Pay and Say-on-Frequency
We have developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term shareholder value. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.
As required by Section 14A(a)(1) of the Exchange Act, periodically we must provide our shareholders with an opportunity to provide an advisory vote related to the compensation of our named executive officers, commonly known as the “say-on-pay” proposal. The SEC say-on-pay vote generally covers the calendar year prior to the date of our proxy statement. As such vote is advisory, it is not binding upon our Board or our Compensation Committee and neither the Board nor the Compensation Committee is required to take any action as a result of the outcome of such vote. However, our Compensation Committee carefully considers the outcome of this vote when considering future executive compensation policies.
As reported in our report on Form 8-K, filed with the SEC on August 1, 2024, at our 2024 annual general meeting, approximately 90% of the votes cast on our SEC Say-on-Pay proposal supported the compensation paid to our named executive officers. At our 2022 annual general meeting, we held a separate non-binding advisory shareholder vote on the frequency of future shareholder advisory votes regarding the compensation program for our named executive officers, commonly referred to as a “say-on-frequency” vote. At the 2022 annual general meeting, our shareholders approved, on an advisory basis, a proposal to take the say-on-pay vote every two years until the next required say-on-frequency vote. Accordingly, our next say-on-pay vote will occur at the 2026 annual general meeting and our next say-on-frequency vote will occur at the 2028 annual general meeting.
Base Salary
The Company provides base salaries to attract and retain executives with the proper experiences and skill sets required to assist us in achieving our specific business objectives, as well as our future growth and success. Base salaries provide a guaranteed base level of compensation that reflects a belief that base salary for executive officers should be targeted at market-competitive levels. Base salaries for a particular fiscal year are generally established at the end of the prior year. In establishing the base salaries for 2024, the Compensation Committee considered each Named Executive Officer’s role and level of responsibility at the Company, recent individual performance, perceived impact on Company results and overall Company performance. The base salaries of our Named Executive Officers during 2023 and 2024 were as follows:
Name	2023 Base Salary ($)	2024 Base Salary ($)	Increase (%)
Gregory J. Divis	600,000	651,600	9%
Richard J. Kim(1)	454,161	472,328	4%
Thomas S. McHugh	437,997	465,372	6%
Jerad G. Seurer(2)	—	420,000	—%

(1)
Mr. Kim resigned effective December 31, 2024. In connection with such resignation, the Company and Mr. Kim agreed to a form of separation and release agreement consistent with the terms of his employment agreement. Additionally, Mr. Kim remained eligible for 2024 incentive compensation.

(2)
Mr. Seurer was appointed as an executive officer in April 2024.

Annual Cash Incentive
The goal of the annual cash incentive program in 2024 was to align a meaningful portion of the total compensation potential for the Named Executive Officers to the achievement of specified quantitative and qualitative Company performance targets, as well as individual performance targets. The achievement of these targets advances the Company’s specific business objectives and results in long-term shareholder value. The target levels of the annual cash incentive awards were established as part of the Named Executive Officer’s individual employment agreements. Each of these employment agreements provides that the Named Executive Officer will receive an annual cash incentive award determined at the discretion of the Compensation Committee and the Board based on the Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of the Named Executive Officer’s base salary. The award criteria include specific objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones. The table below sets forth each Named Executive Officer’s target incentive compensation for 2024:
Name	2024 Target Bonus (% of Base Salary)	2024 Target Bonus ($)	2024 Actual Bonus ($)(1)
Gregory J. Divis	60%	$390,960		$—
Richard J. Kim	45%	$212,548	$	—(2)
Thomas S. McHugh	45%	$209,417		$52,354
Jerad G. Seurer	45%	$189,000		$113,400(3)

(1)
Actual bonus paid to our Named Executive Officers based on the Company’s performance.

(2)
Mr. Kim resigned effective December 31, 2024. Mr. Kim remained eligible for 2024 year end incentive compensation, which at the discretion of the Compensation Company, was determined to be $0. In addition, Mr. Kim was eligible for a bonus based upon achievement of certain commercial milestones. Accordingly, Mr. Kim received $109,438 related to the achievement of certain commercial milestones which were met in 2024.

(3)
In addition to payment of an annual target bonus based upon corporate and individual performance, Mr. Seurer was eligible for an additional bonus based upon achievement of certain commercial milestones. Accordingly, in addition to the $113,400 paid to Mr. Seurer for 2024 performance, Mr. Seurer received an additional $87,500 related to the achievement of certain commercial milestones which were met in 2024.

Our approved 2024 corporate goals consisted of:
•
Achieving LUMRYZ launch revenue and patient demand targets

•
Execution of financial strategy and organizational plan

•
Execution of portfolio and pipeline expansion

The Compensation Committee determined that the Company’s overall corporate performance score was 50% for 2024 based solely on the Compensation Committee’s assessment of the Company’s level of achievement against the approved 2024 corporate performance goals set forth above.
Mr. Divis’ 2024 annual cash incentive bonus was based on the discretionary judgment of the Compensation Committee. The Compensation Committee determined to award no annual cash incentive with respect to 2024 for Mr. Divis.
The process for determining the annual cash incentive for our other Named Executive Officers is generally similar to what is described above with respect to our Chief Executive Officer. For 2024, the Compensation Committee took into account the Company’s overall performance with respect to the corporate goals discussed above. The Compensation Committee assessed the individual performance of the other Named Executive Officers and also considered the recommendations of Mr. Divis. The other Named Executive Officers reported directly to Mr. Divis as Chief Executive Officer and so, the Compensation Committee believes Mr. Divis was in a position to provide a meaningful assessment of their capabilities and contributions to the Company.
The Compensation Committee determined 2024 annual cash incentives for the other Named Executive Officers based on its assessment of the Company’s achievement with respect to the corporate goals discussed above, in the following amounts: Richard J. Kim — $0, Thomas S. McHugh — $52,354, and Jerad G. Seurer — $113,400.

Equity Compensation
The Compensation Committee believes equity compensation awards help to align the interests of our executive officers with those of shareholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our ordinary shares. Furthermore, the Compensation Committee believes granting equity awards that vest over time encourages executives to remain with the Company. The authority to grant equity awards to our executive officers lies with the Compensation Committee and Board. The Compensation Committee takes into consideration the peer group data provided by Aon and the recommendations of our Chief Executive Officer (other than for himself). Generally, the Compensation Committee has granted stock options to our executive officers upon commencement of their employment with the Company.
In addition to new hire stock options, at least annually, the Compensation Committee considers equity awards for our executive officers. These awards may consist of stock options, restricted share units (“RSUs”), restricted stock awards (“RSAs”) performance share units (“PSUs”) or performance stock options (“PSOs”). In February 2024, the Compensation Committee determined it would be appropriate to award time-based stock option awards to our Named Executive Officers as follows:
Name	Stock Options
Gregory J. Divis	600,000
Richard J. Kim	147,000
Thomas S. McHugh	157,500
Jerad G. Seurer	125,000
In determining the number of stock options to grant to a particular Named Executive Officer, the Compensation Committee takes into account numerous factors, including: the executive’s role and level of responsibility within the Company, the Company’s performance with respect to the financial and strategic goals and objectives for that year, and comparative peer group data as presented by Aon.
Compensation Risk Assessment
The Company regularly reviews compensation plans and practices to ensure they are appropriately structured and aligned with business objectives, and not designed to encourage executives to take unwarranted risks. Specifically, the overall design of the compensation philosophy and plans mitigate risks because: (1) the financial performance objectives of the short and long-term incentive plans are reviewed and approved annually by the Board; (2) the plans consist of multiple performance objectives, thus lessening the focus on any one in particular; and (3) short and long-term incentive payouts are capped for all participants.
General Employee Benefits
Avadel offers competitive health, dental and life insurance and vacation pay for all employees, including Named Executive Officers. In addition, the senior executives are eligible to receive matching 401(k) plan contributions on the same basis as other employees.
Severance and Change-in-Control Benefits
Pursuant to employment agreements, each of our Named Executive Officers has a provision in his or her employment agreement with the Company that entitles such Named Executive Officer to certain specified benefits in the event of termination of their employment under specified circumstances, including termination following a change in control of the Company. These benefits are described in the “Employment Agreement” section below, and certain estimates of these severance and change-in-control benefits are provided in “Potential Payments Upon Termination or Change in Control” below.
Retirement Benefits
The Company believes offering competitive retirement benefits is important to attract and retain top executives. The Company’s U.S.-based executives participate in a traditional defined contribution 401(k) plan.

For our Company’s 401(k) plan, the Company generally contributed approximately $12,000 to $14,000 to each eligible executive’s 401(k) account during 2024, which was the maximum contribution match allowable under the Company’s 401(k) Plan, provided the participant contributed the maximum in order to receive the maximum match and contributed based off of $345,000 of wages, the maximum allowable under the IRS limits. Additional details regarding retirement benefits are provided in the tables below entitled “Summary Compensation Table.”
Deductibility of Executive Compensation
Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to “covered employees” of the Company. The Board and the Compensation Committee believe shareholder interests are best served if they retain maximum flexibility to design executive compensation programs that meet stated business objectives. For that reason, while our Board and Compensation Committee consider the potential effects of Section 162(m) of the Code on the compensation paid to our named executive officers, in light of the constraints imposed by Section 162(m) and our desire to maintain flexibility in compensation decisions, the Board and the Compensation Committee do not necessarily limit compensation to amounts deductible under Section 162(m).
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that the Company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. Our compensation arrangements for executive officers, including our Named Executive Officers, do not provide tax gross-ups for any type of payments, including payments for severance or in connection with a change of control of the Company.
Securities Trading Policy
The Company has a policy that prohibits executive officers and directors from trading in the Company’s securities while aware of material non-public information or engaging in hedging transactions or short sales and trading in “puts” and “calls” involving the Company’s securities. This policy is described in our Code of Conduct, which may be viewed on our website at https://www.avadel.com/corporate-compliance. In addition, executive officers and directors are prohibited from pledging the Company’s securities.
Compensation Recovery Policy
In October 2023, we adopted a compensation recovery policy (the “Clawback Policy”), in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, which covers our current and former executive officers, including all of our named executive officers. Under the Clawback Policy, if we are required to prepare a restatement of previously issued financial statements of the Company due to the material noncompliance of the Company with any financial reporting requirement under federal securities laws, the Company will recover any incentive-based compensation received by any current or former executive officer after the effective date of the policy and during the three-year period preceding the date on which the Company is required to prepare the restatement that is in excess of what would have been paid or earned by such executive officer had the financial results been properly reported.

2024 Compensation of Named Executive Officers
Summary Compensation Table
The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2024, 2023 and 2022 to our Named Executive Officers:
Name and Principal Position	Year	Base Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Gregory J. Divis Chief Executive Officer	2024	651,600	—	6,722,205	—	25,800	7,399,605
	2023	600,000	—	—	360,000	25,200	985,200
	2022	561,144	—	—	168,343	24,200	753,687
Richard J. Kim Former Chief Commercial Officer	2024	472,328	—	1,646,940	109,438	525,595	2,754,301
	2023	454,161	—	—	303,592	13,200	770,953
	2022	437,750	—	—	98,494	12,200	548,444
Thomas S. McHugh Chief Financial Officer	2024	465,372	—	1,764,579	52,354	12,393	2,294,698
	2023	437,997	—	—	212,867	12,280	663,144
	2022	420,343	—	—	94,577	11,079	525,999
Jerad G. Seurer(6) General Counsel & Corporate Secretary	2024	420,000	—	1,400,459	200,900	13,800	2,035,159

(1)
Represents salaries before any employee contributions under our 401(k) Plan.

(2)
Represents the aggregate grant date fair value of share awards granted in 2024, 2023 and 2022, respectively, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 15 to our audited consolidated financial statements for the year ended December 31, 2024 which are included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Stock Awards column will actually be realized. The amounts reported for 2023 do not reflect PSUs awarded in August 2023 as the grant date of such awards for accounting purposes did not occur in 2023. 1/3 of the PSUs that were tied to performance during the second half of 2023 were forfeited in February 2024. 2/3 of the PSUs that were tied to performance during 2024 were forfeited in February 2025.

(3)
Amounts reported reflect the aggregate grant date fair value of options granted in 2024, 2023 and 2022, respectively, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 15 to our audited consolidated financial statements for the year ended December 31, 2024 which are included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Option Awards column will actually be realized. No gain to a named executive officer is possible without an increase in share price after the date of grant. For 2022, the amounts reported in this table to Mr. Divis, Mr. McHugh and Mr. Kim do not include the grant date fair value of the PSOs, as achievement was not probable on the grant date. Assuming maximum achievement, the grant date fair value of the PSOs granted in 2022 to each of Mr. Divis, Mr. McHugh and Mr. Kim would have been $1,297,738, $648,869 and $648,869, respectively.

(4)
Non-equity incentive plan compensation represents cash bonuses for meeting Company and, if applicable, personal performance targets for the applicable year.

(5)
For 2024, amounts include (i) for Mr. Divis, $13,800 in employer 401(k) contributions and $12,000 in auto allowance, (ii) for Mr. Kim, $13,800 in employer 401(k) contributions, $472,328 in cash severance payable in substantially equal installments in accordance with the Company’s normal payroll practices over 12 months and $39,467 of COBRA premiums, (iii) for Mr. McHugh, $12,393 in employer 401(k) contributions and (iv) for Mr. Seurer, $13,800 in employer 401(k) contributions.
(6)
Mr. Seurer was appointed as an executive officer in April 2024 and accordingly, compensation prior to 2024 is not included.

Grants of Plan-Based Awards 2024
The following table presents information regarding grants of plan-based awards to the named executive officers during the year ended December 31, 2024:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)	Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Grant Date	Target ($)	Target (#)
Gregory J. Divis		390,960	—
	2/20/2024			600,000	13.57	6,722,205
Richard J. Kim		212,548	—
	2/20/2024			147,000	13.57	1,646,940
Thomas S. McHugh		209,417	—
	2/20/2024			157,500	13.57	1,764,579
Jerad Seurer		189,000	—
	2/20/2024			125,000	13.57	1,400,459

(1)
Represents the target amount that may be earned based on achievement of pre-determined performance criteria during fiscal year 2024. Our Compensation Committee has not set threshold or maximum amounts associated with non-equity incentive plan awards.

(2)
Amounts reported reflect the aggregate grant date fair value of options granted in 2024, respectively, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 15 to our audited consolidated financial statements for the year ended December 31, 2024 which are included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025.

Outstanding Equity Awards at Fiscal Year-End 2024
The following table sets forth specified information concerning stock options and stock awards for each of the named executive officers outstanding as of December 31, 2024.
				Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Gregory J. Divis	12/14/2016	150,000	—	—	10.40	12/14/2026
	12/12/2017	100,000	—	—	8.95	12/12/2027
	3/22/2018	50,000	—	—	7.06	3/22/2028
	3/7/2019	100,000	—	—	1.85	3/7/2029
	5/30/2019	400,000	—	—	1.71	5/30/2029
	12/8/2020	500,000	—	—	6.79	12/8/2030
	12/7/2021	232,500	77,500(2)	—	8.20	12/7/2031
	8/4/2022	350,000	—	—	4.69	8/4/2032
	2/20/2024	—	600,000(3)	—	13.57	2/20/2034
Richard J. Kim	2/15/2021	262,500(4)	—	—	8.99	12/31/2025
	12/7/2021	103,125(4)	—	—	8.20	12/31/2025
	8/4/2022	175,000(4)	—	—	4.69	12/31/2025
	2/20/2024	—	—	—	13.57	12/31/2025
Thomas S. McHugh	10/22/2019	250,000	—	—	3.45	10/22/2029
	12/8/2020	200,000	—	—	6.79	12/8/2030
	12/7/2021	112,500	37,500(5)	—	8.20	12/7/2031
	8/4/2022	175,000	—	—	4.69	8/4/2032
	2/20/2024	—	157,500(6)	—	13.57	2/20/2034
Jerad G. Seurer	11/7/2017	25,000	—	—	9.67	11/7/2027
	1/2/2020	30,000	—	—	7.55	1/2/2030
	12/8/2020	80,000	—	—	6.79	12/8/2030
	12/7/2021	35,625	11,875(7)	—	8.20	12/7/2031
	8/4/2022	100,000	—	—	4.69	8/4/2032
	2/20/2024	—	125,000(8)	—	13.57	2/20/2034

(1)
Unless otherwise noted, options to purchase shares become exercisable in four equal annual installments following the grant date.

(2)
Includes the unvested portion of the December 2021 option grant under the Avadel 2020 Omnibus Plan, 77,500 of which will vest on December 7, 2025.

(3)
Includes the unvested portion of the February 2024 option grant under the Avadel 2020 Omnibus Plan, 150,000 of which will vest on each of February 20, 2025, February 20, 2026, February 20, 2027, and February 20, 2028.

(4)
Mr. Kim resigned as Chief Commercial Officer effective as of December 31, 2024. In connection with such resignation, the unvested portion of his option grants were forfeited. Mr. Kim will have one year from resignation date to exercise the vested portion of his option grants.

(5)
Includes the unvested portion of the December 2021 option grant under the Avadel 2020 Omnibus Plan, 37,500 of which will vest on December 7, 2025.

(6)
Includes the unvested portion of the February 2024 option grant under the Avadel 2020 Omnibus Plan, 39,375 of which will vest on each of February 20, 2025, February 20, 2026, February 20, 2027, and February 20, 2028.

(7)
Includes the unvested portion of the December 2021 option grant under the Avadel 2020 Omnibus Plan, 11,875 of which will vest on December 7, 2025.

(8)
Includes the unvested portion of the February 2024 option grant under the Avadel 2020 Omnibus Plan, 31,250 of which will vest on each of February 20, 2025, February 20, 2026, February 20, 2027, and February 20, 2028.

Options Exercised and Shares Vested During Fiscal Year 2024
The following table sets forth specified information concerning share options exercised and share awards vested for each of the named executive officers during fiscal year 2024:
	Option Awards		Share Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Gregory J. Divis	—	—	—	—
Richard J. Kim	—	—	—	—
Thomas S. McHugh	—	—	—	—
Jerad G. Seurer	15,627	268,784	—	—
Employment Agreements
We have written employment agreements with each of our Named Executive Officers. Each employment agreement provides that the individual’s employment will continue until either we or the Named Executive Officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibit the Named Executive Officer from disclosing confidential information and competing with us during the term of their employment with the Company and for a specified time period thereafter. The agreements also contain customary non-solicitation and non-disparagement provisions. Under the terms of their respective employment agreements, each of the Named Executive Officers is entitled to receive an annual base salary, subject to annual review, an annual cash incentive and an annual equity award, each component of which is subject to the discretion of our Board.
Pursuant to their employment agreements, each of our Named Executive Officers is entitled to certain severance benefits in the event he or she terminates his or her employment for “Good Reason” or if his or her employment is terminated by the Company for any reason other than for “Cause,” including non- renewal by the Company at the end of the employment term. Upon such a termination, each of the Named Executive Officers is entitled to receive all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under any Company-provided benefit plans, policies and arrangements. In addition, Mr. Divis is entitled to receive: (1) severance equal to 1.5 times his base salary, payable in substantially equal installments in accordance with the Company’s normal payroll practices; and (2) payment of monthly COBRA health insurance premiums for up to 18 months, and Mr. Kim, Mr. McHugh, and Mr. Seurer are entitled to receive (1) severance equal to 1.0 times their base salary, payable in substantially equal installments in accordance with the Company’s normal payroll practices; and (2) payment of monthly COBRA health insurance premiums for up to 12 months.
In addition to the above, if such a termination occurs during a Change in Control Period (as defined below), Mr. Divis is entitled to receive (i) the highest of (x) his target bonus in effect for the fiscal year in which the applicable change in control occurs, (y) his target bonus in effect for the fiscal year in which the termination of employment occurs; or (z) his actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs.

In addition, if such a termination occurs during a Change in Control Period (as defined below), each of the Named Executive Officers is entitled to receive (i) the immediate vesting of 100% of his outstanding and unvested share options and any other equity awards under the Company’s compensation plans and (ii) outstanding and vested stock options held by each of the Named Executive Officers as of his termination of employment date will remain exercisable until the eighteen (18) month anniversary of the termination of employment date (not to extend beyond the original maximum term as of the original date of grant).
For purposes of each of the Named Executive Officer’s agreements:
•
“Good Reason” is defined as

•
For Mr. Divis: (i) the failure of the Company to timely pay to the employee any compensation owed under the agreement; (ii) the Company’s diminution in the employee’s authority, duties or responsibilities in any material respect or the Company’s assignment to the employee of duties that are materially inconsistent with the duties stated in the agreement; (iii) the relocation of the place of the employee’s employment more than sixty (60) miles outside the greater St. Louis metropolitan area; (iv) a material breach by the Company of the agreement; or (v) the failure of the Company to have the agreement assumed in full by any successor in the case of any merger, consolidation, or sale of all or substantially all of the assets of the Company.

•
For Mr. Kim, Mr. McHugh and Mr. Seurer: (i) the Company’s diminution in the employee’s authority, duties or responsibilities in any material respect or the Company’s assignment to the employee of duties that are materially inconsistent with the duties stated in the agreement; (ii) the relocation of the place of the employee’s employment which increases such employee’s one-way commute by more than sixty (60) miles for such employee; or (iii) a material breach by the Company of the agreement.

•
“Cause” means: (i) conviction of or plea of nolo contendere to a felony or crime involving moral turpitude; (ii) fraud, theft, or misappropriation of any asset or property of the Company, including, without limitation, any theft or embezzlement or any diversion of any corporate opportunity; (iii) breach of any of the material obligations contained in the agreement; (iv) conduct materially contrary to the material policies of the Company; (v) material failure to meet the goals and objectives established by the Company without cure within a reasonable period of time after written notice thereof; or (vi) conduct that results in a material detriment to the Company, its program, or goals or is inimical to the Company’s reputation and interests without cure within a reasonable period of time after written notice thereof.

•
“Change of Control Period” means the period beginning six (6) months prior to, and ending eighteen (18) months following, a Change of Control for Mr. Divis, the period ending eighteen (18) months following, a Change of Control for Mr. Kim and Mr. McHugh and the period ending twelve (12) months following, a Change of Control for Mr. Seurer.

•
“Change of Control” means the occurrence of any of the following events: (i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (‘Person’), acquires ownership of the equity interests of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company; provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered a Change or Control; or (ii) A change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of such definition, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or (iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

The benefits provided are designed to protect earned benefits in the case that one or more of such Named Executive Officers is terminated without cause or as a result of a Change in Control of the Company, in order to encourage such Named Executive Officers to act in the best interests of the shareholders at all times during the course of a Change in Control transaction or other significant event involving our Company.
Separation Agreement
As disclosed above, Mr. Kim resigned as Chief Commercial Officer effective as of December 31, 2024. In connection with his departure, Mr. Kim executed a separation agreement pursuant to which he was entitled to receive (i) severance equal to 1.0 times his base salary, payable in substantially equal installments in accordance with the Company’s normal payroll practices; and (ii) payment of monthly COBRA health insurance premiums for up to 12 months.
Potential Payments upon Termination or Change of Control
The following table sets forth information regarding potential payments that Mr. Divis, Mr. McHugh and Mr. Seurer would have received if the Named Executive Officer’s employment had terminated as of December 31, 2024 under the circumstances set forth above.
Name(5)	Termination without Cause or Resignation for Good Reason Not in Connection with a Change in Control ($)	Termination without Cause or Resignation for Good Reason in Connection with a Change in Control ($)
Gregory J. Divis
Cash Severance Payment	977,400(1)	1,368,360(3)
Value of Benefits	59,202(2)	59,202(2)
Equity Acceleration	—	179,025(4)
Thomas S. McHugh
Cash Severance Payment	465,372(1)	465,372(3)
Value of Benefits	27,116(2)	27,116(2)
Equity Acceleration	—	86,625(4)
Jerad G. Seurer
Cash Severance Payment	420,000(1)	420,000(3)
Value of Benefits	52,239(2)	52,239(2)
Equity Acceleration	—	27,431(4)

(1)
Includes 18 months base salary continuation for Mr. Divis and 12 months’ base salary for Mr. McHugh and Mr. Seurer.

(2)
Includes 18 months’ COBRA continuation for Mr. Divis and 12 months’ COBRA continuation for Mr. McHugh and Mr. Seurer.

(3)
Includes 18 months base salary and target annual bonus for Mr. Divis and 12 months base salary for Mr. McHugh and Mr. Seurer.

(4)
Amounts reflect intrinsic value of unvested stock options whose vesting will be accelerated based on the closing price of one ordinary share on December 31, 2024, the last trading day of 2024 ($10.51).

(5)
Mr. Kim resigned effective December 31, 2024. As described above, Mr. Kim was eligible to receive (i) salary continuation for 12 months in an amount equal to $472,328 and (ii) 12 months’ COBRA premiums with an estimated value of $39,467.

Equity Award Grant Practices
During 2024, the Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant any stock options to our Named Executive Officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.
Equity Compensation Plan Information
The following table provides information as of December 31, 2024, regarding ordinary shares that may be issued under our equity compensation plans, consisting of our 2017 Omnibus Incentive Compensation Plan (the “2017 Omnibus Plan”), our 2020 Omnibus Incentive Compensation Plan, our 2017 Employee Stock Purchase Plan (the “ESPP”) and our 2021 Inducement Plan (the “Inducement Plan”).
Plan category	Number of securities to be issued upon exercise of outstanding options and rights(1)	Weighted-average exercise price of outstanding options and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	10,857,151	8.40	4,879,515
Equity compensation plans not approved by security holders	1,085,325	9.86	340,925(3)
Total	11,942,476	8.53	5,220,440

(1)
Includes 83,882 ordinary shares that have previously been granted as RSUs but are pending issuance upon vesting date and 66,000 ordinary shares that have previously been granted and issued as RSAs but are pending vesting; the beneficiary is not required to pay any exercise price upon issuance of such 83,882 shares of RSUs or 66,000 shares or RSAs. The remaining 11,792,594 ordinary shares are issuable pursuant to the exercise of outstanding options upon payment of the weighted-average exercise price shown in column (b) of this table.

(2)
The weighted-average exercise price shown in column (b) applies to 11,792,594 ordinary shares issuable pursuant to the exercise of outstanding options included in the total number shown in column (a) of this table. As to the 83,882 and 66,000 shares attributable to free shares awards, the beneficiary is not required to pay any exercise price upon issuance of such shares.

(3)
Represents shares reserved for issuance pursuant to our Inducement Plan. Please see Note 15 to our audited consolidated financial statements for the year ended December 31, 2024 which are included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025 for additional information regarding the Inducement Plan.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that it be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Linda S. Palczuk, Chair
Dr. Mark A. McCamish
Peter J. Thornton
The “Compensation Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.
Compensation Risk Assessment
As part of its oversight of our executive compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. The Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The Compensation Committee, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. The Compensation Committee will continue to consider compensation risk implications while deliberating the design of our executive compensation programs. In its discussions, the Compensation Committee considered the attributes of our programs, including:
•
Appropriate pay philosophy in light of our business model;

•
Balance with respect to the mix of cash and equity compensation, and measures of performance against both annual and multi-year standards;

•
Short and long-term incentives linked to share price performance;

•
Performance goals are set at levels that are sufficiently high to encourage strong performance and support the resulting compensation expense, but within reasonably attainable parameters to discourage pursuit of excessively risky business strategies;

•
Long-term incentives generally have multi-year vesting to ensure a long-term focus and appropriate balance against short-term goals;

•
Independent Compensation Committee oversight, with Compensation Committee discretion to adjust incentives based on relevant factors such as the Company’s overall corporate performance as well as subjective evaluation of individual performance; and

•
Anti-hedging/pledging policies.

PAY RATIO DISCLOSURE
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of Mr. Divis, who is the Company’s Chief Executive Officer, to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
For fiscal year 2024, the median annual total compensation of all employees of the Company and its consolidated subsidiaries (other than the Chief Executive Officer) was $271,964. Mr. Divis’ annual total compensation for fiscal year 2024 was $7,399,605. Based on this information, for fiscal year 2024, the ratio of the compensation of the Chief Executive Officer to the median annual total compensation of all other employees was estimated to be 27 to 1.
To identify, and to determine the annual total compensation of, the median employee, we used the following methodology:
•
We collected the payroll data of all employees globally, whether employed on a full-time, part-time, temporary or seasonal basis as of December 31, 2024.

•
We annualized the compensation of all permanent full-time and part-time employees who were hired by the Company and its consolidated subsidiaries between January 1, 2024, and December 31, 2024.

•
We then identified our median employee from our employee population based on this compensation measure.

•
This process resulted in the identification of an employee whose compensation was anomalous, as that individual was newly hired in 2024. As a result, we substituted an employee near the median whose compensation was viewed as more representative of our median employee.

The median employee’s annual total compensation represents the amount of such employee’s compensation for fiscal year 2024 that would have been reported in the Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee was a Named Executive Officer, and the annual total compensation of the Chief Executive Officer represents the amount reported in the “Total” column of our “Summary Compensation Table” on page 30 of this Proxy Statement.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be directly comparable to the pay ratio reported by other companies.

PAY VERSUS PERFORMANCE DISCLOSURE
As required by the Dodd-Frank Act and Item 402(v) of Regulation S-K, the Pay versus Performance disclosure that follows provides information about the relationship between Compensation Actually Paid (“CAP”) to our principal executive officer (“PEO”) and Non-PEO NEOs and certain financial performance measures of the company. See the Compensation Discussion and Analysis within this proxy statement for further information concerning the company’s variable pay-for-performance philosophy and how the company aligns executive compensation with company performance.
Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss)	Net Product Revenue
					Total Avadel Shareholder Return(4)	Peer Group Total Shareholder Return
FY24	$7,399,605	$4,612,378	$2,361,386	$1,287,027	$145.17	$114.25	$(48,832,000)	$169,117,000
FY23	$985,200	$8,879,717	$717,049	$4,474,506	$195.03	$115.84	$(160,276,000)	$27,963,000
FY22	$753,687	$683,408	$989,434	$679,356	$98.90	$111.66	$(137,464,000)	—
FY21	$2,531,446	$3,483,027	$2,368,247	$2,385,129	$110.77	$126.42	$(77,329,000)	—
FY20	$3,143,694	$2,811,853	$1,479,878	$934,617	$92.40	$126.98	$7,028,000	$22,334,000

(1)
The PEO for each of the periods is Gregory J. Divis.

(2)
The Non-PEO NEOs for 2024 were Thomas S. McHugh, Richard J. Kim and Jerad Seurer. The Non-PEO NEOs for 2023 were Thomas S. McHugh and Richard J. Kim. The Non-PEO NEOs for 2022 were Thomas S. McHugh, Richard J. Kim and Douglas Williamson. The Non-PEO NEOs for 2021 were Thomas S. McHugh and Richard J. Kim. The Non-PEO NEOs for 2020 were Thomas S. McHugh, Jordan S. Dubow and Phillandas T. Thompson.

(3)
The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).

(4)
Shareholder return provides the value of ordinary shares as of December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020, assuming $100 was invested in our ordinary shares after the stock market closed on December 31, 2019.

	2024		2023		2022		2021		2020
	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos
Total Compensation from Summary Compensation Table	$7,399,605	$2,361,386	$985,200	$717,049	$753,687	$989,434	$2,531,446	$2,368,247	$3,143,694	$1,479,878
Adjustments for Equity Awards
- Grant date fair value of option awards granted in fiscal year	$6,722,205	$1,603,993	—	—	—	$400,085	$1,668,854	$1,821,799	$2,246,694	$898,678
+ Fair value of fiscal year-end of outstanding and unvested stock awards and options awards granted in fiscal year	$5,029,258	$789,314	—	—	—	—	$1,629,988	$1,629,367	$2,206,504	$454,439

	2024		2023		2022		2021		2020
	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos	PEO	Average Non-PEO Neos
+ Change in fair value of outstanding and unvested stock awards and option awards granted in prior fiscal years	$(303,037)	$(64,355)	$3,856,717	$2,167,627	$127,702	$86,112	$703,940	$147,481	$(363,792)	$(53,565)
+ Fair value at vesting of stock awards and options awards granted in fiscal year that vested during fiscal year	—	—	—	—	—	—	—	—	—	—
+ Change in fair value as of vesting date of stock awards and option awards granted in prior fiscal year for which applicable vesting conditions were satisfied during fiscal year	$(791,242)	$(195,325)	$4,037,800	$1,589,830	$(197,981)	$3,895	$286,507	$61,834	$72,141	$(47,457)
- Fiscal value as of prior fiscal year-end of stock awards and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	—	—	—	—	—	—	—	—	—	—
Total Adjustments for Equity Awards	$(2,787,227)	$(1,074,359)	$7,894,517	$3,757,457	$(70,279)	$(310,078)	$951,581	$16,883	$(331,841)	$(545,261)
Compensation Actually Paid	$4,612,378	$1,287,027	$8,879,717	$4,474,506	$683,408	$679,356	$3,483,027	$2,385,129	$2,811,853	$934,617
Tabular List
Item 402(v) of Regulation S-K requires us to identify the most important financial measure that we used to link compensation actually paid to our named executive officers to company performance for the most recently completed fiscal year (the “Company-Selected Measure”). Our 2024 corporate goals included achieving the following financial performance targets: net product revenue targets, operating expense targets and cash balances. The net product revenue target is our Company-Selected Measure because of its importance to the success of the Company’s launch of LUMRYZ and was one of factors considered in determining the compensation paid to our named executive officers in 2024.
For further discussion of our executive compensation program, see the “Compensation Discussion and Analysis” section of this Proxy Statement.
Relationship Between Financial Performance Measures
While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. The graphs below illustrate the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative total shareholder return (“TSR”), (ii) our peer group TSR, (iii) our net income and (iv) our net product revenue, in each case, for the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020. TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Pay vs. Performance: Total Shareholder Return
Total Shareholder Return (Growth of $100 Invested)
CAP ($ millions)
$250
$200
$150
$100
$50
$0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.8
$0.9
$3.5
$2.4
$0.7
$0.7
$8.9
$4.5
$4.6
$1.3
$100
$127
$126
$112
$116
$114
$92
$111
$99
$195
$145
Dec 31 2019
FY 2020
Dec 31 2020
FY 2021
Dec 31 2021
FY 2022
Dec 31 2022
FY 2023
Dec 31 2023
FY 2024
Dec 31 2024
PEO CAP
Non-PEO Avg CAP
AVDL TSR
Peer Group TSR

Pay vs. Performance: GAAP Net Income
Net Income ($ millions)
CAP ($ millions)
$20
$0
-$20
-$40
-$60
-$80
-$100
-$120
-$140
-$160
-$180
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.8
$0.9
$3.5
$2.4
$0.7
$0.7
$8.9
$4.5
$4.6
$1.3
Dec 31 2019
FY 2020
Dec 31 2020
FY 2021
Dec 31 2021
FY 2022
Dec 31 2022
FY 2023
Dec 31 2023
FY 2024
Dec 31 2024
PEO CAP
Non-PEO Avg CAP
Net Income

Pay vs. Performance: Net Product Revenue
Net Product Revenue ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
CAP ($ millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Dec 31 2019
FY 2020
Dec 31 2020
FY 2021
Dec 31 2021
FY 2022
Dec 31 2022
FY 2023
Dec 31 2023
FY 2024
Dec 31 2024
PEO CAP
Non-PEO Avg CAP
Net Product Revenue

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Person Transactions
The Audit Committee reviews all related party transactions and similar matters to the extent required by listing standards. The Nominating and Corporate Governance Committee further assists to ensure that all such related party transactions are thoroughly reviewed on a regular basis so that such transactions are and remain at arms’ length terms, thus promoting long term shareholder value.
For purposes of related person transactions as managed by our Audit and Nominating and Corporate Governance Committees, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Committees rely upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.
A “related person” is defined as:
•
Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•
Any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;

•
Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and

Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a ten percent or greater beneficial ownership interest.
Related Party Transactions
Other than the compensation agreements and other arrangements described under the sections of this proxy statement titled “Executive Compensation” and “Director Compensation,” since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of any class of our voting securities or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

PROPOSAL 2
A NON-BINDING RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AND BINDING AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION
(Ordinary Resolution)
ITEM 2 ON PROXY CARD
Pursuant to this proposal, the Company seeks shareholder ratification, in a non-binding vote, of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2025, and authorization, in a binding vote, of the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.
Background
In 2024, the Audit Committee approved the engagement of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year 2024, for purposes of the Company’s financial statements for filing under U.S. securities law for the year ending December 31, 2024. At the 2024 annual general meetings of shareholders, the shareholders voted to ratify the selection of Deloitte as the Company’s independent registered accounting firm for the fiscal year 2024. Pursuant to its charter, the Audit Committee approved in advance each professional service performed by Deloitte during fiscal year 2024 and considered the possible effect of the provision of such service on the auditors’ independence. Information relating to fees paid to Deloitte is set forth in the table below.
Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the selection, appointment, compensation and oversight of the work of our independent registered public accounting firm. Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law, the Board considers the appointment of our independent registered public accounting firm to be an important matter of shareholder concern and is submitting the appointment of Deloitte for ratification, on a non-binding basis, by our shareholders, as a matter of good corporate practice.
It is not expected that any representatives of Deloitte will be present at the Meeting and, accordingly, no such representatives will have the opportunity to make a statement at the Meeting, if they desire to do so, nor, therefore, will any representative of Deloitte be available at the Meeting to respond to appropriate questions.
The Board has not determined what action it would take if the shareholders do not approve the selection of Deloitte but may reconsider its selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of our shareholders.
The resolution in respect of this Proposal 2 is an ordinary resolution. The text of the resolution in respect of Proposal 2 is as follows:
“IT IS RESOLVED, to ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm and auditors of Avadel Pharmaceuticals plc for the fiscal year ending December 31, 2025, and to authorize, in a binding vote, the Audit Committee to set such independent auditor and accounting firm’s remuneration.”
Required Vote and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes (if any) will have no effect on the outcome of the vote on the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION, ON A NON-BINDING ADVISORY BASIS, OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 AND TO AUTHORIZE, ON A BINDING BASIS, THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION.
AUDIT FEES
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees of our independent registered public accounting firms, billed to us for audit and other services for the fiscal years ended December 31, 2024 and December 31, 2023:
	2024	2023
Audit Fees	$1,292,994	$1,178,158
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,292,994	$1,178,158
Audit Fees.   Audit fees include professional services rendered by public accounting firms for the audit of our annual financial statements in 2024 and 2023, including the reviews of the financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for assistance with complex accounting and transactions, fees for audits provided in connection with statutory filings or services that generally only the principal auditor can reasonably provide to a client, and consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”
Tax Fees.   Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2024 and 2023.
All Other Fees.   All other fees are fees for products or services other than those in the above three categories.
Pre-Approval Policy
The Audit Committee has adopted a policy for the provision of audit services and permitted non-audit services by our independent registered public accounting firm and all fees described above were pre-approved by our Audit Committee. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a presentation of an annual budget and plan for audit services and for any proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm.

AUDIT COMMITTEE REPORT
Pursuant to SEC rules for Proxy Statements, the Audit Committee of the Board has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the Audit Committee.
Composition, Qualifications and Governance
The Board has an Audit Committee comprised solely of independent directors, namely Peter J. Thornton (Chair), Dr. Eric J. Ende, Geoffrey M. Glass, and Dr. Mark A. McCamish. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter, which was amended and restated effective April 30, 2025. The Audit Committee reviews and assesses the adequacy of its charter at least annually, and, when appropriate, recommends changes to the Board for review and approval. The charter is available at https://investors.avadel.com/corporate-governance/highlights.
Responsibilities and Duties
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Audit Committee recommends to the Board the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.
The Audit Committee met four times during 2024. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with either the Company’s independent auditors or internal auditors when necessary, without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. In addition to the scheduled meetings, senior management confers with the Audit Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year. The Audit Committee Chair also holds meetings with the Company’s Chief Financial Officer on a regular basis.
Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and with respect to whether the Company’s internal control over financial reporting is effective. The Audit Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.
Matters Discussed with Management and Independent Auditors
As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2024, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S. and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether any non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.
In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.
Based on the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Board, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board, and the Board has approved, the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
THE AUDIT COMMITTEE
Peter J. Thornton, Chair
Dr. Eric J. Ende
Geoffrey M. Glass
Dr. Mark A. McCamish
The “Audit Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS
Solicitation of Proxies
The cost of the solicitation of proxies on behalf of Avadel Pharmaceuticals plc will be borne by the Company. In addition, the Company’s directors, officers and other employees may, without additional compensation except reimbursement for any actual expenses, solicit proxies by mail, in person or by telecommunication. We may retain a third party to solicit proxies, which costs would also be borne by the Company. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending Company proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.
Shareholder Proposals for 2026 Meeting
Shareholders who wish to present a proposal to be included in our Proxy Statement for our 2026 annual general meeting of shareholders (the “2026 Meeting”) must submit the proposal to us no later than February 16, 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act and our constitution. However, if the date of the 2026 Meeting is changed such that it is more than 30 days from the first anniversary of the Meeting, then the deadline will be a reasonable time prior to the time that we begin to print and mail proxy materials for the 2026 Meeting. Such shareholder proposals must be delivered to the attention of our Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. In addition to the requirements as to form and substance established by the SEC, shareholder proposals must be a proper subject for shareholder action under Irish law and our Articles of Association to be included in our proxy materials.
Our constitution sets forth advance notice procedures to be followed if a shareholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual general meeting. All such nominations and/or proposals must be accompanied by certain background and other information specified in our constitution. To be considered timely, a shareholder’s notice must be delivered by close of business on that day that is not less than 120 days prior to the first anniversary of the day of release to shareholders of the Company’s proxy statement in respect of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the member must be so delivered by close of business on the day that is not less than the later of (a) 150 days prior to the day of the contemplated annual general meeting or (b) ten days after the day on which public announcement of the date of the contemplated annual general meeting is first made by the Company. For shareholders to submit proposals or nominees for election to our board of directors in line with the advance notice provisions set out in our constitution, the required notice must be received no later than February 16, 2026. All such proposals must be sent in writing to our Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
All proposals submitted by holders of ordinary shares are reviewed by the Corporate Governance Committee or the Nominating Committee and by the Board.
Eligibility to Submit a Proposal:   Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in order to be eligible to submit a proposal, you must have continuously held (i) at least $2,000 in market value of the Company’s securities entitled to be voted on the proposal at the meeting for at least three years by the date you submit the proposal, (ii) at least $15,000 in market value of the Company’s securities entitled to be voted on the proposal at the meeting for at least two years by the date you submit the proposal or (iii) at least $25,000 in market value of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.
Shareholder Nomination Procedures.   In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934.
Irish Disclosure of Shareholder Interests
Under the Companies Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue), and disclosable interests in our shares include any interests in our shares of any kind whatsoever. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.
Annual Report on Form 10-K
We will provide without charge to each shareholder, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024. Requests should be directed to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Investor Relations. Our Annual Report on Form 10-K also may be accessed through our website at www.Avadel.com. A list of exhibits to the Annual Report on Form 10-K will be included in the copy of the Annual Report on Form 10-K. Any of the exhibits may be obtained at the SEC’s website, http://www.sec.gov, or by written request to the above address.
Beneficial Owners
Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.
If your shares are registered in your own name, please contact the Company at our registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Investor Relations or our Corporate Secretary at +1 636-730-1420, to inform the Company of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.
OTHER MATTERS
The Board is not aware of any other matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.
Dublin, Ireland
June 18, 2025

MMMMMMMMMENDORSEMENT_LINESACKPAC000001MRA SAMPLEDESIGNATION(IFANY)ADD1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. MMMMMMMMMMMMMMMMMMMMMMMMMM C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extYour vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 10:00 am, Irish Standard Time, on July 28, 2025.OnlineGo to www.envisionreports.com/AVDL or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/AVDL 2025 Annual Meeting Proxy Card1234 5678 9012 345IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.AProposals — The Board of Directors recommends a vote FOR the election of each director nominee and FOR Proposal 2. 1.Election of Directors: ForAgainst AbstainForAgainst AbstainForAgainst Abstain02 - Dr. Eric J. Ende01 - Gregory J. Divis03 - Geoffrey M. Glass05 - Linda S. Palczuk04 - Dr. Mark A. McCamish06 - Peter J. Thornton07 - Dr. Naseem S. AminForAgainstAbstain2. To ratify, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscalyear ending December 31, 2025, and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting firm remunerationBAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N TMMMMMMM 7 1 B M 6 5 4 2 3 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

Avadel Pharmaceuticals plc2025 Annual General Meeting of ShareholdersJuly 29, 2025, 10:00 AM (Irish Standard Time)Ten Earlsfort Terrace, Dublin 2, D02 T380 IrelandImportant notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.The material is available at: www.envisionreports.com/AVDLSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AVDLIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — Avadel Pharmaceuticals plcNotice of 2025 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting — July 29, 2025Mr. Gregory J. Divis and Mr. Thomas S. McHugh, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Avadel Pharmaceuticals plc to be held on July 29, 2025 or at any postponement or adjournment thereof.If you wish to appoint as proxy any other person or persons, please contact the Company Secretary by writing to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland or by email at general.meeting@avadel.com.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each director nominee and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)C Non-Voting Items Change of Address — Please print new address below.Comments — Please print your comments below.